                           Registration No. 33-32361

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                  POST-EFFECTIVE AMENDMENT NO. 10 TO FORM S-6

                     FOR REGISTRATION UNDER THE SECURITIES
                         ACT OF 1933 OF SECURITIES OF
                       UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

A.   Exact name of Trust:                        Massachusetts Mutual
                                                 Variable Life Separate
                                                 Account I

B.   Name of Depositor:                          Massachusetts Mutual Life
                                                 Insurance Company

C.   Complete address of                         1295 State Street
     Depositor's principal                       Springfield, MA  01111
     executive offices:

     It is proposed that this filing will become effective (check appropriate box)

                                 immediately upon filing pursuant to
     -------                     paragraph (b) of Rule 485.

        X                        on May 1, 1998 pursuant to paragraph (b)
     -------                     of Rule 485.

                                 60 days after filing pursuant to paragraph
     -------                     (a) of Rule 485

                                 on (date) pursuant to paragraph (a) of
     -------                     Rule 485.

(*)STATEMENT PURSUANT TO RULE 24F-2

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant registered an indefinite amount of securities being offered. The Rule 24f-2 Notice for the fiscal year ending December 31, 1997 was filed on March 20, 1998.

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
-----------       -------

         1        Cover Page; Basic Questions and Answers
                  About Us and Us and Our Policy

         2        Cover Page; The Separate Account

         3        Not Applicable

         4        Sales and Other Agreements

         5        The Separate Account

         6        The Separate Account

         7        Not Applicable

         8        Not Applicable

         9        Legal Proceedings

        10 General Provisions of the Policy; Death Benefits Under the Policies; Free Look Provision; Account Value and Cash Surrender Value; Policy Loan Privilege; The Separate Account; The Guaranteed Principal Account; Charges Under the Policy; Sales and Other Agreements; When We Pay Proceeds; Payment Options; Our Rights; Your Voting Rights; Basic Questions and Answers About Us and Our Policy

        11        The Separate Account

        12        The Separate Account; Sales and Other Agreements

        13        The Separate Account; Charges Under the Policy

        14 Basic Questions and Answers About Us and Our Policy; The Separate Account; Sales and Other Agreements

        15 Basic Questions and Answers About Us and Our Policy; General Provisions of the Policy

                       CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
-----------       -------

         16       The Separate Account; Investment Return

         17       Cash Surrender Value; Withdrawal

         18       The Separate Account

         19       Service Agreement; Records and Reports

         20       Not Applicable

         21       Policy Loan Privilege

         22       Not Applicable

         23       Bonding Arrangement

         24 Limits on our Right to Challenge the Policy; Suicide; Misstatement of Age or Sex; Assignment; Beneficiary; Our Rights; The Separate Account

         25       Basic Questions and Answers About Us and Our Policy

         26       Not Applicable

         27       Basic Questions and Answers About Us and Our Policy

         28       Directors and Executive Officers of MassMutual

         29       Basic Questions and Answers About Us and Our Policy

         30       Not Applicable

         31       Not Applicable

         32       Not Applicable

         33       Not Applicable

                        CROSS REFERENCE TO ITEMS REQUIRED

                                 BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
-----------       -------

         34       Not Applicable

         35       Basic Questions and Answers About Us and Our Policy

         36       Not Applicable

         37       Not Applicable

         38       Sales and Other Agreements

         39       Sales and Other Agreements

         40       Sales and Other Agreements

         41       Sales and Other Agreements

         42       Not Applicable

         43       Sales and Other Agreements

         44 The Separate Account; Investment return; Charges for Federal Income Tax; General Provisions of the Policy

         45       Not Applicable

         46       The Separate Account; Investment Return

         47       The Separate Account

         48       The Separate Account; Investment Return

         49       Not Applicable

         50       The Separate Account

                        CROSS REFERENCE TO ITEMS REQUIRED

                                BY FORM N-8B-2

Item No. of
Form N-8B-2       Caption
-----------       -------

         51       Cover Page; Basic Questions and Answers About Us and Our
                  Policy

         52       The Separate Account

         53       Federal Income Tax Considerations

         54       Not Applicable

         55       Not Applicable

         56       Not Applicable

         57       Not Applicable

         58       Not Applicable

         59       Financial Statements

                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                 Flexible Premium Variable Whole Life Insurance

This Prospectus describes a flexible premium variable whole life insurance policy being offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Policy provides lifetime insurance protection and has flexibility with respect to premium payments, the amount of which payments is based upon the table of Selected Face Amounts chosen in the application. Policyowners have several investment alternatives. An individual Policyholder may allocate the premium for his or her Policy among a Guaranteed Principal Account ("GPA") and one or more of eight Separate Account divisions of a designated segment of MassMutual Variable Life Separate Account I (the "Separate Account") after certain deductions have been made. The Separate Account divisions consist of four divisions which invest in four funds of the MML Series Investment Fund (the "MML Divisions"), three divisions which invest in three funds of the Oppenheimer Variable Account Funds (the "Oppenheimer Divisions"), and one division which invests in the Dreyfus Stock Index Fund (the "Dreyfus Index Division").

The Death Benefit may, and Cash Surrender Value of a Policy most likely will, vary up or down depending on the investment performance of the Separate Account divisions. While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. This amount can increase, decrease or remain level each year based upon the Selected Face Amount and Death Benefit Option chosen by the Policyowner, subject to certain rules established by MassMutual. Furthermore, the Policy will not lapse provided there are sufficient funds available to pay certain monthly charges.

The existing divisions of the Separate Account have distinct investment portfolios. The Equity Division of the Separate Account invests in shares of MML Equity Fund, which invests primarily in common stocks and other equity securities. The Money Market Division invests in shares of MML Money Market Fund, which invests primarily in short-term debt instruments. The Managed Bond Division invests in shares of MML Managed Bond Fund, which invests primarily in investment grade, publicly traded, fixed-income securities. The Blend Division invests in shares of MML Blend Fund, which invests in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year. The High Income Division invests in shares of the Oppenheimer High Income Fund which invests primarily in high yield fixed-income securities. The Capital Appreciation Division invests in shares of the Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.) which invests primarily in securities of growth-type companies. The Global Securities Division invests in shares of the Oppenheimer Global Securities Fund which invests primarily in securities of foreign issuers, growth type companies, cyclical industries and other securities which are believed will appreciate in value. The Dreyfus Index Division invests in shares of the Dreyfus Stock Index Fund which seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). (Collectively, these eight Funds are referred to as the "Funds.")

All Policies are serviced through the Home Office. MassMutual's Home Office is located in Springfield, Massachusetts. The mailing address is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111. The telephone number is (413) 788-8411.

                                  May 1, 1998

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES OF MML SERIES INVESTMENT FUND, OPPENHEIMER VARIABLE ACCOUNT FUNDS, AND DREYFUS STOCK INDEX FUND.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the flexible premium variable whole life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

Table Of Contents

                                                                                 Page
                                                                                 ----
Definitions Of Terms ...........................................................    4
Basic Questions And Answers About Us And Our Policy ............................    5
   What is MassMutual? .........................................................    5
   What variable life insurance policy are we offering? ........................    5
   Availability ................................................................    5
   Underwriting ................................................................    5
   What is the Account Value of the Policy? ....................................    5
   What are the Divisions of the Separate Account? .............................    5
   What is the Guaranteed Principal Account? ...................................    6
   Is the level of the Death Benefit guaranteed? ...............................    6
   Is the Death Benefit subject to income taxes? ...............................    6
   Does the Policy have a Cash Surrender Value? ................................    6
   What is a modified endowment contract? ......................................    6
   Can this Policy become a modified endowment contract? .......................    6
   What about Premiums? ........................................................    6
   When are Premiums put into the Guaranteed Principal Account or the
      Separate Account? ........................................................    7
   How can the Net Premium and the Account Value of the Policy be allocated
      among the Guaranteed Principal Account and the Separate Account divisions?    7
   How long will the Policy remain in force? ...................................    7
   Are there charges against the Policy? .......................................    7
   What is the loan privilege and how does a loan affect the Policy's Death
     Benefit and Cash Surrender Value? ..........................................    7
   Are there dividends? ........................................................    7
   Do I have a right to cancel? ................................................    8
Charges Under The Policy .......................................................    8
   Deductions from Premiums ....................................................    8
     Sales Load ................................................................    8
      State Premium Tax Charge .................................................    9
   Account Value Charges .......................................................    9
      Monthly Administrative Charge ............................................    9
      Charge for Cost of Insurance Protection ..................................   10
      Face Amount Charge .......................................................   10
   Separate Account Charges ....................................................   10
      Charges for Mortality and Expense Risks ..................................   10
      Charges for Federal Income Taxes .........................................   10
The Separate Account ...........................................................   10
   Investment of the Separate Account ..........................................   10
   Rates of Return .............................................................   13
General Provisions Of The Policy ...............................................   15
   Premiums ....................................................................   15
   Planned Premiums ............................................................   15
   The Minimum Initial Premium .................................................   15
   Minimum and Maximum Premium Payments ........................................   15
   Termination .................................................................   15
   Grace Period ................................................................   15
Death Benefit Under The Policy .................................................   15
Account Value And Cash Surrender Value .........................................   16
   Account Value ...............................................................   16
   Investment Return ...........................................................   16
   Cash Surrender Value ........................................................   17
   Withdrawals .................................................................   17

                                                                            Page
                                                                            ----
Policy Loan Privilege .....................................................   17
   Source of Loan .........................................................   17
   If Loans Exceed the Policy Account Value ...............................   17
   Interest ...............................................................   17
   Repayment ..............................................................   18
   Interest on Loaned Value ...............................................   18
   Effect of Loan .........................................................   18
Free Look Provisions ......................................................   18
Exchange Privilege ........................................................   18
Your Voting Rights ........................................................   18
Our Rights ................................................................   18
Directors And Executive Vice Presidents Of MassMutual .....................   19
The Guaranteed Principal Account ..........................................   21
Federal Income Tax Considerations .........................................   21
   MassMutual - Tax Status ................................................   21
   Policy Proceeds, Premiums and Loans ....................................   21
   Modified Endowment Contracts ...........................................   22
   Diversification Standards ..............................................   23
Additional Provisions Of The Policy .......................................   23
   Reinstatement Option ...................................................   23
   Payment Options ........................................................   24
   Fixed Amount Payment Option ............................................   24
   Fixed Time Payment Option ..............................................   24
   Interest Payment Option ................................................   24
   Lifetime Payment Option ................................................   24
   Joint Lifetime Payment Option ..........................................   24
   Joint Lifetime Payment Option with Reduced Payments ....................   24
   Withdrawal Rights under Payment Options ................................   24
   Beneficiary ............................................................   24
   Changing the Owner or Beneficiary ......................................   24
   Right to Substitute Insured ............................................   24
   Assignment .............................................................   25
   Dividends ..............................................................   25
   Limits on Our Right to Challenge the Policy ............................   25
   Misstatement of Age or Sex .............................................   25
   Suicide ................................................................   25
   When We Pay Proceeds ...................................................   25
Records And Reports .......................................................   25
Sales And Other Agreements ................................................   25
   Commissions Schedule ...................................................   26
   Bonding Arrangement ....................................................   26
Legal Proceedings .........................................................   26
Experts ...................................................................   26
Financial Statements ......................................................   26
Appendix A ................................................................  A-1
Appendix B ................................................................  B-1

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Beneficiary: The person or persons specified by the Policyowner to receive insurance proceeds after the Insured dies.

Case: A group of Policies sold to individuals with a common employment or other non-insurance motivated relationship. All Policies in a Case are aggregated for purposes of determining the Policy Date or Issue Date, underwriting requirements and sales load percentages.

Cash Surrender Value: The amount payable to a Policyowner upon surrender of the Policy. It is equal to the Account Value less any Policy Debt.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. A choice of Death Benefits is available under the Policy (referred to as "Option 1" and "Option 2"). The Death Benefit equals the greater of the Selected Face Amount (plus the Account Value, under Option 2), or the Minimum Face Amount in effect on the date of death, less Policy Debt, plus unearned or minus unpaid monthly deductions.

Fixed Account Values: Account Values which are allocated to the GPA.

Free Look Period: The period during which a Policyowner may return the Policy. It must be within 10 days of receipt of the Policy, or within 10 days after the Policyowner receives the notice of a right to withdraw, or within 45 days after the date of Part I of the application, whichever is latest (unless a different period is mandated under applicable state law). Until the expiration of the Free Look Period, amounts will be held in the MML Money Market Division of the Separate Account.

Home Office: The Home Office of MassMutual is located in Springfield, Massachusetts.

Initial Case Premium Paid: The total dollar amount paid for all Policies in a Case before the Case is installed on the administrative system.

Insured: Person whose life this Policy insures.

Issue Date: The date shown on the Schedule Page. It is the start date of the suicide and contestability periods. It is also the date from which the Policy is in force if the first premium has been paid.

Minimum Face Amount: An amount equal to Account Value times the Minimum Face Amount percentage. This percentage depends upon the Insured's age, sex and smoking classification.

Monthly Calculation Date: The date on which the monthly deductions under the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

Net Premium: Premium paid less sales expense and premium tax charges.



Policy: The flexible premium variable whole life insurance policy with table of Selected Face Amounts offered by MassMutual that is described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policy Date: The date shown in the Policy which is the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates.

Policy Debt: The amount of obligation from a Policyowner to MassMutual from outstanding loans to the Policyowner under the Policy. This amount includes any loan interest accrued to date.

Policy Year: The twelve month period commencing with the Policy Date, and each twelve month period thereafter.

Policyowner: The firm, trust, entity or individual who owns the Policy.

Premiums: The total dollar amount paid for the Policy.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Register Date: The date the Company allocates the initial premium less certain deductions to the Separate Account. It is the Valuation Date which is on, or next follows the later of the date on which we receive a completed Part I of the application for this Policy at our Home Office or the date we receive the first premium payment for the Policy at our Home Office.

Selected Face Amount: The amount of insurance coverage chosen by the Policyowner.

Separate Account: The segregated asset account called "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account will be used to receive and invest premiums for this Policy and for other variable life insurance policies issued by MassMutual, and for each such policy there will be a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

Valuation Date: Any day on which the New York Stock Exchange is open for trading.

Valuation Period: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time the New York Stock Exchange (or its successor) closes on a Valuation Date (currently 4:00 p.m. New York time). All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the divisions of the Separate Account.

Withdrawal:  A withdrawal of Account Value by the Policyowner.

Basic Questions And Answers About Us And Our Policy

What is MassMutual? MassMutual was organized under the laws of Massachusetts in 1851. We are currently licensed to transact life, accident, and health insurance business in all fifty states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual is a Massachusetts life insurance company that has its home office in Springfield, Massachusetts. As of December 31, 1997, MassMutual had total contingency reserves in excess of $2.8 billion and unconsolidated assets of $57.6 billion.

What variable life insurance policy are we offering? In this Prospectus we are offering a Flexible Premium Variable Whole Life Insurance Policy With Table Of Selected Face Amounts (the "Policy"). We issue this Policy to provide for a Death Benefit, Cash Surrender Value, loan privileges and flexible premiums. It is called "flexible" because the Policyowner may select the timing and amount of premium payments. It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefits may, and Cash Surrender Values most likely will, vary to the extent that the Account Value under the Policy is allocated to the division(s) of the Separate Account. Certain provisions of the Policy as described herein may be somewhat different in any particular state because of specific state requirements.

The Policy is a legal contract between the Policyowner and MassMutual. The entire contract consists of the application to the Policy (the "Application") and the Policy and any amendments or riders added thereto.

Availability. The Policy is available only to Cases which purchased it prior to the date it was replaced by Strategic Variable Life. "Case" means that the Insureds share a common employment or other institutional relationship and that all Policies in the Case are aggregated for purposes of determining Issue Dates, Policy Dates, underwriting requirements and sales load percentages. If the individual Insureds are the owners, they may exercise all rights and privileges under the Policy through their Employer or other sponsoring entity acting as Case administrator. After termination of the employment or other relationship, an individual who owns the Policy may exercise such rights and privileges directly with MassMutual.

The minimum Selected Face Amount is $25,000 per life for ages 20-85. The minimum initial Case premium is $250,000 of first year annualized premium. The Insured may not be younger than age 20 nor older than age 85 as of the Policy Date for Policies issued on a regular underwriting basis. For Policies underwritten on a guaranteed issue underwriting basis or on a simplified issue underwriting basis, the Insured may not be younger than age 20 nor older than age 65 as of the Policy Date. Before issuing any Policy we will require satisfactory evidence of insurability, except under a guaranteed issue underwriting approach if the Insured is under age 65 as of the Policy Date.


Underwriting. The Policies within a Case are underwritten on the same basis, i.e. a regular underwriting, simplified issue underwriting, or guaranteed issue underwriting approach is used for all Policies in a Case. Availability of a regular underwriting approach is subject to state approval. Mortality charges vary depending on the type of underwriting used.

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any Withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Separate Account divisions but also may benefit from any appreciation in value.

What are the Divisions of the Separate Account? The Separate Account has eight divisions - the Equity Division, the Money Market Division, the Managed Bond Division, the Blend Division, the High Income Division, the Capital Appreciation Division, the Global Securities Division, and the Dreyfus Index Division. Each Separate Account division invests only in shares of a single investment company or a single series of an investment company. The divisions are intended to provide money to pay benefits under the policy but do not guarantee a minimum interest rate or guarantee against asset depreciation.

The Equity Division invests in shares of MML Equity Fund. The Money Market Division invests in shares of MML Money Market Fund. The Managed Bond Division invests in shares of MML Managed Bond Fund. The Blend Division invests in shares of MML Blend Fund. The High Income, Capital Appreciation and Global Securities Divisions invest in shares of the Oppenheimer High Income Fund, Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.) and Oppenheimer Global Securities Fund, respectively. The Dreyfus Index Division invests in shares of Dreyfus Stock Index Fund.

MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund (collectively the "MML Funds") are separate series of shares of MML Series Investment Fund (the "MML Trust"), a no-load, open-end, management investment company. MassMutual acts as investment manager to each of the MML Funds. Effective January 1, 1997, David L. Babson & Company Inc. ("Babson") serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered under the Investment Advisers Act of 1940.

OppenheimerFunds, Inc. ("OFI") supervises the investment operations of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"), defines the composition of each respective portfolio, and furnishes advice and recommendations with respect to the investments, investment policies and purchase and sale of securities, pursuant to an investment advisory agreement with each Fund. The Oppenheimer High Income Fund, Oppenheimer Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.) and Oppenheimer Global Securities Fund (collectively the "Oppenheimer Funds") are part of the Oppenheimer Trust, an open-end diversified management investment company, which is available to act as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

The Dreyfus Stock Index Fund (the "Index Fund"), an open-end, non-diversified, management investment company, is managed by The Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"). Dreyfus has engaged Mellon Equity Associates, ("Mellon Equity"), an indirect wholly-owned subsidiary of Mellon, to serve as the manager of the Index Fund. Both Dreyfus and Mellon Equity are registered investment advisers under the Investment Advisers Act of 1940.

What is the Guaranteed Principal Account ("GPA")? As an alternative to the Separate Account, the Policyowner may allocate net premium or transfer all or part of the Account Value to the GPA. Such amounts become part of MassMutual's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MassMutual guarantees a rate of return on the allocated amount equal to (a) 4%, or (b) the greater of (1) 4% and
(2) the rate determined by the Treasury Bill Index. The interest rate credited to the GPA account value will be affected by the option selected. This rate must be selected at time of issue. Policies issued prior to April, 1994, will be offered a one-time opportunity to change the guaranteed rate of return from option (b) to option (a). Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. For details see The Guaranteed Principal Account.

Is the level of the Death Benefit guaranteed? There are two Death Benefit options. (Policies issued prior to May 1, 1991 will be amended upon request to add the choice of Death Benefit Option 2.) So long as the Policy remains in force, the Death Benefit you have selected will be available. The Death Benefit equals the greater of the Policy's Selected Face Amount for the Policy Year of death (plus the Account Value on the date of death if Death Benefit Option 2 is elected) or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds under either Option will be reduced by any outstanding Policy Debt, plus or minus unearned or unpaid monthly deductions.

Is the Death Benefit subject to income taxes? A Death Benefit paid under our Policies is usually fully excludable from the gross income of the Beneficiary for federal income tax purposes.



For details see Federal Income Tax Considerations Policy Proceeds, Premiums and Loans.

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt. There is no surrender charge. Withdrawals are allowed subject to certain restrictions and are subject to a withdrawal charge of 2.0% of the Account Value not to exceed $25.00. For details see Withdrawals. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Separate Account divisions in which the Policy has Account Value, and with the interest rate on the amount held in the GPA. It may increase or decrease daily.

For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until the Policy is surrendered. However, in connection with certain Withdrawals of Account Value and loans on the Policy, the Policyowner may be taxed on all or a part of the amount distributed.

For details see Cash Surrender Value and Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans.

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. During the insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the policy owner is not 59 1/2.

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the Policy for the first seven contract years, based on the Policy application and the initial premium requested, and based on the assumption that there were no increases in premium during the period. The Company has further safeguards in place to monitor whether a Policy may become a modified endowment contract after issue.

For details see  Federal Income Tax Considerations - Modified Endowment
Contracts.

What about Premiums? There are two concepts which are important to the discussion of premiums for this Policy: the minimum initial premium; and the planned premium. These terms are used throughout this Prospectus.

A minimum initial premium is payable either at the time you submit your Application or at some time prior to the delivery of the Policy. The planned premium is elected on the Application and becomes the basis for the Policy's premium billing. The amount and timing of planned premiums originally selected in the Application may be changed at any time upon written request.

The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual at the time the Policies are installed on the administrative system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

For details see General Provisions Of The Policy - Premiums.

When are Premiums put into the Guaranteed Principal Account or the Separate Account? The initial Net Premium (i.e., premium paid less the deductions described in Are there charges against the Policy?) will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund. At the end of the Free Look Period, the Account Value will be allocated to the GPA and/or the divisions of the designated segment of the Separate Account according to the Policyowner's instructions in the application and subject to MassMutual's allocation rules.

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Separate Account divisions? When you apply for a Policy you choose the percentages of your premiums to be allocated to the divisions of the Separate Account and the GPA. You may choose any whole percentages as long as the total is 100%. The allocation of future net premiums may be changed at any time without charge.

The Account Value of the Policy may be transferred between the GPA or divisions of the Separate Account by written request. The Account Value may be transferred by dollar amount or by whole-number percentage, subject to restrictions.

How long will the Policy remain in force? The Policy does not automatically terminate for failure to pay planned premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the monthly deduction, and a grace period expires without sufficient payment.

Are there charges against the Policy? Certain charges are made against the Policy. Before allocation to the Account Value, a percentage of each premium paid is deducted for expenses related to the sale and distribution of the Policies. These charges are called sales loads and vary depending on the total Initial Case Premium Paid for all Policies in the Case at issue. First year sales loads vary according to the cumulative amount of premiums paid under the Policy in that year. Thereafter, sales loads are a level percentage of each Premium paid. A deduction of 2.0%, or the applicable state rate, if greater, is also made for state premium taxes. Each premium, net of these charges, is allocated to the GPA or the divisions of the Separate Account and becomes a part of the Account Value.

For details see Deductions From Premium.

Certain monthly charges are deducted directly from the Policy's Account Value on each Monthly Calculation Date. These monthly deductions are equal to the sum of a mortality charge, an administrative charge, and a face amount charge. The face amount charge is only applicable for Policies issued under a regular underwriting approach.

Some deductions are made on a daily basis against the assets of the Separate Account divisions. A daily charge calculated at an annual rate of .40% of the value of the assets of each division is charged for mortality and expense risks. Similarly, tax assessments are calculated daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Separate Account divisions for federal income taxes attributable to them.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2.0% of the amount withdrawn is imposed for each Withdrawal.

For details see Charges Under The Policy and Federal Income Tax Considerations.

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? For Policies issued prior to May 1, 1991, while the Policy is in force, a loan may be made on the Policy, provided that total Policy Debt including the new loan does not exceed 90% of the Policy's Account Value. For Policies issued on or after May 1, 1991, while the Policy is in force, a loan may be made on the Policy, in a maximum amount equal to the Account Value on the date the loan is to be made reduced by: (i) any outstanding Policy Debt; and (ii) interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date; and (iii) an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates from the date the loan is made, up to and including the next Policy Anniversary Date.

Are there dividends? The Policy is participating, therefore, it may share in any dividends paid by MassMutual. Dividends are based on the Policy's contribution to any divisible surplus of MassMutual. Any dividends will be payable on the Policy Anniversary Date. MassMutual does not expect that any dividends will be paid under the Policies. For details see Dividends.

Do I have a right to cancel? Under the Free Look Provision, you, the Policyowner, have a limited right to return the Policy and receive a refund. This right expires on the latest of the following:

 .   Ten days after you receive the Policy; or

 .   Ten days after we mail you a Notice of Withdrawal Right; or

 .   45 days after Part 1 of the Policy Application was signed.

The Policy may be returned to our Home Office, to any of our agency offices, or to the agent who sold you the Policy. For details see Free Look Provision.

Charges Under The Policy

Certain charges are deducted to compensate for providing the insurance benefits under the Policy, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the Account Value, a deduction as a percentage of premium is made for the sales load and premium taxes. The sales load percentage varies depending on the total Initial Case Premium Paid for all Policies in the Case.

Sales Load. The sales load component of the premium deduction is based on the total Initial Case Premium Paid for all Policies in a Case; the sales load will not change. Please note that premiums are tracked on a cumulative basis for each policy, and that the year 1 sales load will be higher on premium payments made below the specified policy minimum planned premium.

For Policies issued on or after May 1, 1993:

                                  Initial Case Premium
                                          Paid
                                  ----------------------
                                    Below     $1,000,000
                                  $1,000,000     & Up
                                  ----------  ----------
Year 1:
 Up to the Minimum
  Planned Premium                    22.0%       4.0%
 Above the Minimum
  Planned Premium                     6.5%       3.0%

Year 2+
 Up to the Minimum
  Planned Premium                     6.5%       3.0%
 Above the Minimum
  Planned Premium                     6.5%       3.0%

For Policies issued on or after May 1, 1992:

                                    Expected Aggregate
                                    Annual Planned Case
                                         Premium
                                  ----------------------
                                    Below     $1,000,000
                                  $1,000,000     & Up
                                  ----------  ----------
Year 1:
 Up to the Minimum
  Planned Premium                    22.0%       4.0%
 Above the Minimum
  Planned Premium                     6.5%       3.0%

Year 2+
 Up to the Minimum
  Planned Premium                     6.5%       3.0%
 Above the Minimum
  Planned Premium                     6.5%       3.0%

For Policies issued from May 1, 1991 to May 1, 1992:

                                    Expected Aggregate
                                    Annual Planned Case
                                         Premium
                                  ----------------------
                                    Below     $5,000,000
                                  $5,000,000     & Up
                                  ----------  ----------
Year 1:
 Up to the Minimum
  Planned Premium                    22.0%       4.0%
 Above the Minimum
  Planned Premium                     6.5%       3.0%

Year 2+
 Up to the Minimum
  Planned Premium                     6.5%       3.0%
 Above the Minimum
  Planned Premium                     6.5%       3.0%

For Policies issued before May 1, 1991:

                                    Expected Aggregate
                                    Annual Planned Case
                                         Premium
                                  ----------------------
                                    Below     $5,000,000
                                  $5,000,000     & Up
                                  ----------  ----------
Year 1:
 Up to the Minimum
  Planned Premium                    21.0%       3.0%
 Above the Minimum
  Planned Premium                     5.5%       2.0%

Year 2+
 Up to the Minimum
  Planned Premium                     5.5%       2.0%
 Above the Minimum
  Planned Premium                     5.5%       2.0%

The amount of the sales load in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales load, they will be recovered from MassMutual surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see Sales And Other Agreements - Commission Schedule.

State Premium Tax Charge. We deduct 2.0%, or the applicable state rate, if greater (pending state approval), of each premium to cover premium taxes assessed against MassMutual. This charge may increase or decrease to reflect either any change in the tax or change of residence. The Policyowner should notify MassMutual of any change of residence. Any change in this charge would be effective immediately. MassMutual does not expect to make a profit from this charge.

During 1997, the aggregate amount of such deductions from premiums was $825,860 for sales loads and $408,409 for state premium tax charges.

ACCOUNT VALUE CHARGES

On each Monthly Calculation Date, a monthly administrative charge, a cost of insurance charge (also referred to as the Mortality Charge in the Policy) and a face amount charge (if applicable) are deducted from the Variable Account Value and Fixed Account Value in proportion to the non-loaned Account Value in the Separate Account and the GPA.

Monthly Administrative Charge. A monthly charge is deducted to compensate MassMutual for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with Policyowners. Currently, the charge is $5.25 per month, or $63 annually, for each Policy. While this charge may increase or decrease, the maximum monthly administrative charge is determined by the ratio of the

Consumer Price Index for September of the year preceding the date of the charge to the Consumer Price Index for September, 1985, multiplied by $5. Such charges will not exceed the actual cost for such services. In no event will the charge exceed $8 per month. During 1997, the aggregate amount of such charges was $94,151.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection is deducted on each Monthly Calculation Date and is based on the age and sex of the Insured, the Policy Year in which the deduction is made, the smoker and rating class of the Policy and the type of underwriting used for the Case. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. The maximum monthly cost of insurance charge for each $1,000 of insurance for which a charge applies is shown in the Table of Maximum Monthly Mortality Charges in the Policy. MassMutual may charge less than these maximum charges. Any change in these charges will apply to all Policies in the same Case. During 1997, the aggregate amount of deductions for the charge for cost of insurance protection was $2,407,361.

Face Amount Charge. A monthly face amount charge is deducted from Policies that were issued under a regular underwriting approach. The charge is based on the initial Selected Face Amount of the Policy, the issue age of the Insured, and the Policy Year in which the deduction is made. This charge is fixed for a set number of Policy Years and is shown in the Other Information section of the Schedule Page. During 1997, the aggregate amount of deductions for the monthly face amount charge was $10,039.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense Risks. We charge the Separate Account divisions for the mortality and expense risks we assume. We deduct a daily charge at an effective annual rate of 0.40% of the value of each division's assets that come from the Policy. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1997 was $294,052.

The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

If all the money we collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money we collect is insufficient, we will provide for all Death Benefits and expenses.

Charges for Federal Income Taxes. We do not currently make any charge against the Separate Account divisions for federal income taxes attributable to them. However, we may make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS - MassMutual - Tax Status.

The Separate Account

The Separate Account was established on July 13, 1988 as a separate investment account of MassMutual by MassMutual's Board of Directors in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts. Designated segments of the Separate Account will be used to receive and invest premiums for other variable life insurance policies issued by MassMutual.

Although the assets of the Separate Account are assets of MassMutual, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business we may conduct. They may, however, become subject to liabilities arising from other variable life insurance policies which are funded by the Separate Account. In addition, we may from time to time at our discretion transfer to our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses and unrealized gains or losses from each division of the Separate Account are credited to or charged against that division without regard to any of our other income, gains or losses.

MassMutual may accumulate in the Separate Account the charge for expense and mortality risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

Investment of the Separate Account. The designated segment of the Separate Account has eight divisions attributable to the Policy. The particular divisions invest in shares of MML Trust, Oppenheimer Trust or Index Fund. The divisions of the Separate Account are:

 .   The MML Equity Division - Amounts credited to this division are invested in shares of MML Equity Fund, or its successor.
 .   The MML Money Market Division - Amounts credited to this division are invested in shares of MML Money Market Fund, or its successor.

 .   The MML Managed Bond Division - Amounts credited to this division are invested in shares of MML Managed Bond Fund, or its successor.
 .   The MML Blend Division - Amounts credited to this division are invested in shares of MML Blend Fund, or its successor.
 .   The Oppenheimer High Income Division - Amounts credited to this division are invested in shares of Oppenheimer High Income Fund, or its successor.

 .   The Oppenheimer Capital Appreciation Division - Amounts credited to this division are invested in shares of Oppenheimer Aggressive Growth Fund, or its successor. (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.)

 .   The Oppenheimer Global Securities Division - Amounts credited to this division are invested in shares of Oppenheimer Global Securities Fund, or its successor.
 .   The Dreyfus Index Division - Amounts credited to this division are invested in shares of the Index Fund, or its successor.

The shares of the underlying Fund purchased by each division of the Separate Account will be held by MassMutual as custodian of the Separate Account.

The MML Trust is a no-load, open-end, management investment company. The Oppenheimer Trust is a no-load open-end, diversified management investment company, and the Index Fund is a no-load open-end, non-diversified, management investment company. The MML Trust, Oppenheimer Trust and Index Fund are registered under the Investment Company Act of 1940, as amended. The MML Trust includes the four MML Funds described above, each of which has its own investment objectives and policies. The Oppenheimer Trust includes the three Oppenheimer Funds, each of which also has its own investment objectives and policies. The Index Fund also has its own investment objectives and policies. MassMutual established the MML Trust for the purpose of providing vehicles for the investment of assets held in various separate investment accounts, including the Separate Account, established by MassMutual or by life insurance companies which are subsidiaries of MassMutual. The Oppenheimer Trust and Index Fund were established for the purpose of providing investment vehicles for investment only by variable life insurance contracts and variable annuities contracts. Shares of the MML Funds are not offered to the general public, but solely to separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual. Shares of the Oppenheimer Funds are not offered to the general public, but soley to insurance company separate accounts affiliated and unaffiliiated with MassMutual, which fund variable annuity and variable life insurance contracts.

The primary investment objective of MML Equity Fund is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

The investment objectives of MML Money Market Fund are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The assets of this Fund will be invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

The investment objective of MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. The assets of this Fund will be invested primarily in investment grade, publicly traded fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

The investment objective of MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. This Fund may invest in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

The investment objective of the Oppenheimer High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities, including long-term debt obligations and preferred stock issues believed by OFI, in its capacity as investment manager of the Fund, not to involve undue risk. This Fund's investment policy is to assume certain risks (described more fully in the attached prospectus for the Oppenheimer Trust) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds," in the lower rating categories of the established securities rating services, and unrated services.

The investment objective of the Oppenheimer Aggressive Growth Fund is capital appreciation. (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.) In seeking this objective the Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular company's products or services.

The investment objective of the Oppenheimer Global Securities Fund is to seek long term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies, cyclical industries and special investment opportunities (anticipated acquisitions, mergers or other unusual developments) which are considered by OFI, in its capacity as investment manager of the Funds, to have appreciation possibilities. The type of securities in which this Fund invests will be primarily common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

The investment objective of the Index Fund is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. ("Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or The McGraw-Hill Companies., Inc.)

The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge.

Citibank, with its home office located in New York, NY, acts as custodian for each of the MML Funds. The Bank of New York, with its home office located in New York, NY, acts as custodian for each of the Oppenheimer Funds. Boston Safe Deposit and Trust Company (the "Custodian"), an indirect subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Index Fund. Under its Custody Agreement with the Index Fund, the Custodian holds the Index Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

MassMutual serves as investment manager of each of the MML Funds pursuant to Investment Management Agreements, each of which provides for the MML Fund to pay MassMutual a quarterly fee at the annual rate of .50% of the first $100,000,000 of the MML Fund's average daily net asset value, .45% of the next $200,000,000,
 .40% of the next $200,000,000 and .35% of any excess over $500,000,000.
MassMutual has entered into sub-advisory agreements with Babson whereby Babson manages the investment and reinvestment of the assets of the MML Equity Fund and the Equity Sector of the MML Blend Fund. During 1997, Babson earned investment management fees from MassMutual of $1,905,294 for sub-advisory services to the MML Equity Fund and $2,835,066 for providing sub-advisory services to the Equity Sector of the MML Blend Fund.

The monthly management fee payable to OFI in its capacity as investment adviser to the Oppenheimer Funds is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates are as follows:
(i) for Aggressive Growth Fund (Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.) and Global Securities Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (ii) for High Income Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion.

The Index Fund has agreed to pay Dreyfus a monthly fee at the annual rate of
 .245 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders.

During 1997, MassMutual earned investment management fees of $8,082,863 from MML Equity Fund, $703,344 from MML Money Market Fund, $913,026 from MML Managed Bond Fund and $8,933,947 from MML Blend Fund. MassMutual has agreed to bear the expenses of each of the MML Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1999.

Additional and more detailed information concerning the MML Funds, the Oppenheimer Funds and the Index Fund, including information about the other expenses of such Funds, may be found in the accompanying Prospectuses for the MML Trust, the Oppenheimer Trust and the Index Fund.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual is the investment sub-adviser to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, open end management investment companies. MassMutual also serves as the collateral co-manager for MassMutual Carlson CBO, N.V.

OFI has operated as an investment adviser since April 30, 1959. It and its affiliates currently advise U.S. investment companies with assets aggregating over $75 billion as of December 31, 1997, and with more than 3.5 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual.

Mellon Equity was organized in 1987. Pursuant to an Index Management Agreement with Dreyfus, Mellon Equity manages the investment of the Index Fund's assets. During 1997, management fees earned by Mellon Equity Associates was $13,959.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Funds. Because these separate accounts are invested in the same underlying MML Funds it is possible that material conflicts could arise between owners of the Policies and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MassMutual should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying MML Funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same MML Funds. The Board of Trustees of the MML Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of Trustees who are not interested persons of the MML Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested Trustees. If a material irreconcilable conflict exists, MassMutual will take such action at its own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

The Oppenheimer Trust and Index Fund were established for use as an investment vehicle by variable contract separate accounts such as the Separate Account. Accordingly, it is possible that a material irreconcilable conflict may develop between the interests of contract owners and other separate accounts investing in the Oppenheimer Trust and Index Fund. The Board of Trustees of the Oppenheimer Trust (the "Trustees") and the Board of Directors of the Index Fund (the "Board") will monitor the Oppenheimer Funds and the Index Fund for the existence of any such conflicts. If it is determined that a conflict exists, the Trustees and the Board will notify MassMutual, and appropriate action will be taken to eliminate such irreconcilable conflicts. Such steps may include: (i) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund and the Index Fund and reinvesting such assets in a different investment medium; (ii) submitting the question whether such segregation should be implemented to a vote of all affected contract owners; and
(iii) establishing a new registered management investment company or managed separate account.

Rates of Return. Tables 1 and 2 show Annualized One Year Total Returns and Effective Annual Rates of Return, respectively, of the Funds based on the actual investment performance (after deduction of investment management fees and direct operation expenses).

Table 1 shows December 31 annualized figures for the Funds. Table 2 shows figures for periods ended December 31, 1997, for the Funds. These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deduction from premiums or administrative, cost of insurance and face amount charges assessed against the Account Value of the Policies. See Charges Under The Policy - Deductions From Premiums and Account Value Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Account Value And Cash Surrender Value Investment Return). The rates of return shown are not necessarily indicative of future performance. However, they may be considered in assessing the competence and performance of MassMutual and Babson as the MML Funds' investment adviser and sub-adviser, OFI as the Oppenheimer Funds' investment adviser and Mellon Equity as the Index Fund's investment adviser.

Appendix B illustrates the Account Value and Death Benefit of a hypothetical Policy. These figures do reflect the deduction of mortality and expense risk charges, deductions from premiums and Account Value charges.

                                    TABLE 1
                       EFFECTIVE ANNUAL RATES OF RETURN

                            AS OF DECEMBER 31, 1997

                                                                20        15        10        5         3         1
Fund                                     Since Inception      Years     Years     Years     Years     Years      Year
------------------------------------------------------------------------------------------------------------------------
MML Equity                                    14.78%          14.72%    16.19%    16.44%    18.25%    26.57%    14.78%
MML Blend                                     13.67%            ---       ---     13.68%    13.81%    19.29%    20.89%
MML Managed Bond                              10.37%            ---      9.73%     9.08%     7.79%    10.58%     9.91%
MML Money Market                               6.73%            ---      6.44%     5.63%     4.47%     5.27%     5.18%
Oppenheimer Global Securities                 12.26%            ---       ---       ---     18.81%    13.82%    22.42%
Oppenheimer Capital Appreciation**            15.31%            ---       ---     16.23%    15.92%    21.17%    11.67%
Oppenheimer High Income                       13.35%            ---       ---     14.32%    13.75%    15.90%    12.21%
Index                                         15.85%            ---       ---       ---     19.70%    30.62%    32.96%

                                    TABLE 2
                            ONE YEAR TOTAL RETURNS

                                     MML                  Oppenheimer    Oppenheimer     Oppenheimer
For the year     MML       MML     Managed   MML Money      Global         Capital          High       Index
   ended       Equity     Blend     Bond       Market     Securities    Appreciation**     Income      Fund
   -----       ------     -----     ----       ------     ----------    --------------     ------      ----
   1997        14.78%     20.89%    9.91%       5.18%       22.42%          11.67%         12.21%     32.96%
   1996        20.25%     13.95%    3.25%       5.01%       17.80%          20.16%         15.26%      6.93%
   1995        31.13%     23.28%   19.14%       5.58%        2.24%          32.52%         20.37%     36.78%
   1994         4.10%      2.48%  (3.76)%       3.84%      (5.72)%         (7.59)%        (3.18)%      0.88%
   1993         9.52%      9.70%   11.81%       2.75%       70.32%          27.32%         26.34%      9.33%
   1992        10.48%      9.36%    7.31%       3.48%      (7.11)%          15.42%         17.92%      7.11%
   1991        25.56%     24.00%   16.66%       6.01%        3.39%          54.72%         33.91%     29.85%
   1990       (0.51)%      2.37%    8.38%       8.12%       0.40%*        (16.82)%          4.65%    (3.49)%
   1989        23.04%     19.96%   12.83%       9.16%          -            27.57%          4.84%     2.16%*
   1988        16.68%     13.40%    7.13%       7.39%          -            13.41%         15.58%        -
   1987         2.10%      3.12%    2.60%       6.49%          -            14.34%          8.07%        -
   1986        20.15%     18.30%   14.46%       6.60%          -          (1.65)%*         4.73%*        -
   1985        30.54%     24.88%   19.94%       8.03%          -              -               -          -
   1984         5.40%     8.24%*   11.69%      10.39%          -              -               -          -
   1983        22.85%        -      7.26%       8.97%          -              -               -          -
   1982        25.67%        -    22.79%*     11.12%*          -              -               -          -
   1981         6.67%        -        -           -            -              -               -          -
   1980        27.62%        -        -           -            -              -               -          -
   1979        19.54%        -        -           -            -              -               -          -
   1978         3.71%        -        -           -            -              -               -          -
   1977       (0.52)%        -        -           -            -              -               -          -
   1976        24.77%        -        -           -            -              -               -          -
   1975        32.85%        -        -           -            -              -               -          -
   1974      (17.61)%*       -        -           -            -              -               -          -

The figures shown are from inception of the Funds and are not annualized. The MML Money Market and MML Managed Bond Funds commenced operations on December 16, 1981. The MML Blend Fund commenced operations on February 3, 1984. The MML Equity Fund commenced operations on September 15, 1971 (performance information prior to 1974 is not available). The Oppenheimer High Income Fund commenced operations on April 30, 1986. The Oppenheimer Capital Appreciation Fund** commenced operations on August 15, 1986. The Oppenheimer Global Securities Fund commenced operations on November 12, 1990. The Index Fund commenced operations on September 29, 1989.

**Effective May 1, 1998, this Fund is called Oppenheimer Aggressive Growth Fund.

General Provisions Of The Policy

This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. You may review a copy of the Policy upon request.

Premiums. The Policyowner selects a premium payment schedule in the Application and is not bound by an inflexible premium schedule. Two premium concepts are very important under the Policy: the planned premium and minimum initial premium.

Planned Premiums. Planned premiums are elected at the time of application and may be changed at any time. Planned premiums are the basis for the Policy's premium billing. The planned premium may be subject to minimum and maximum amounts which depend upon the Selected Face Amount of the Policy, the Insured's age, sex and smoking class and the amount of the initial premium paid.

There is no penalty if the planned premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see Termination.

The following table shows the minimum annual planned premium (also referred to as the "cut-off" premium) at certain ages for a Policy with a Selected Face Amount of $100,000 in all years, under Death Benefit Option 1 (see Death Benefits Under The Policy).


                        MINIMUM ANNUAL PLANNED PREMIUM
                      LEVEL $100,000 SELECTED FACE AMOUNT
                           (DEATH BENEFIT OPTION 1)

                                             Issue Age
                   ------------------------------------------------------------

     Class                Age 25               Age 40               Age 55
     -----                ------               ------               ------

MALE
 Nonsmoker                 $ 293               $  652               $1,663
 Smoker                    $ 488               $1,099               $2,842
FEMALE
 Nonsmoker                 $ 229               $  511               $1,231
 Smoker                    $ 368               $  853               $2,028
UNISEX
 Nonsmoker                 $ 284               $   32               $1,601
 Smoker                    $ 471               $1,065               $2,727


The Minimum Initial Premium. A minimum initial premium must be paid along with your Application or at any time prior to the delivery of the Policy. The amount of the minimum initial premium is the amount which, after the deductions for sales load and premium tax (see Deductions From Premiums), is sufficient (disregarding investment performance) to pay twelve times the first Monthly Deduction (see Account Value Charges). Thereafter, subject to the minimum and maximum premium limitations described below, you may make unscheduled premium payments at any time and in any amount.

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. The minimum premium payment is $10.00. The maximum premium which may be paid in any year without evidence of insurability is: (a) the largest premium which will not increase the net amount at risk under the Policy; or (b) the greater of (i) the largest premium which will not increase the net amount at risk under the Policy; or (ii) twice the Policy's minimum planned premium for the Selected Face Amount in that year. Option (a) will be applicable when state approval is received. Premium payments should be sent to our Home Office or to the address indicated for payment on the notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, the Policy enters a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue monthly deduction. You will receive a notice from us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made by the later of the 61 days or 30 days after we have mailed the written notice, the Policy terminates without value.

Death Benefit Under The Policy

The Death Benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death, we pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options as described under Additional Provisions Of The Policy - Payment Options.

In the Application, the applicant may select a Selected Face Amount for each Policy Year. Under Death Benefit Option 1, the Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. Under Death Benefit Option 2, the Death Benefit is the greater of the sum of the Selected Face Amount in effect on the date of death plus the Account Value on the date of death, or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. (Policies issued prior to May 1, 1991 will be amended upon request to add the choice of Death Benefit Option 2.) The Minimum Face Amount is equal to Account

Value times the Minimum Face Amount percentage. The percentages depend upon the Insured's age, sex and smoking classification. The percentages are set forth on page 4 of the Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is that part of any monthly deduction applicable for the period beyond the date of death. Any Policy Debt outstanding on the date of death and any monthly charges unpaid as of the date of death are deducted from the Death Benefit. If the Insured dies after the first Policy Year, we will also include a pro rata share of any dividend allocated to the Policy for the year death occurs. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in Additional Provisions Of The Policy - Payment Options.

The Selected Face Amount may be increased after issue upon request by the Policyowner, subject to receipt by MassMutual of adequate evidence of insurability. Additionally, any increase in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of: (i) the date 15 days after a written request for such change has been received and approved by us; or (ii) the requested effective date of the change. Any increase must be for at least $5,000. Under Death Benefit Option 1, the Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount. Under Option 2, the Death Benefit may be increased or decreased by investment experience.

Example: The following examples show how the Death Benefit varies as a result of investment performance:

                                              Policy A           Policy B
                                            ------------       -------------
Selected Face Amount                          $100,000           $100,000
Account Value on Date                         $ 50,000           $ 40,000
 of Death
Minimum Face Amount                             240%               240%
Percentage on Date
 of Death


Option 1. For Policy A, the Death Benefit will equal $120,000 which is the greater of the $100,000 Selected Face Amount or the Account Value times the Minimum Face Amount percentage. For Policy B, the Death Benefit would equal the $100,000 Selected Face Amount.

Option 2. For Policy A, the Death Benefit will equal $150,000, which is the $100,000 Selected Fact Amount plus the $50,000 Account Value (the Account Value times the Minimum Face Amount percentage is $120,000). For Policy B, the Death Benefit would equal $140,000, which again is the Selected Face Amount plus the Account Value (the Account Value times the Minimum Face Amount percentage is $96,000). (Examples assume no additions or deductions to the Selected Face Amount or Minimum Face Amount are applicable.)

Account Value And Cash Surrender Value

Account Value. The Account Value of the Policy is the sum of all premium payments adjusted by periodic charges and credits. It is the amount provided for investment in the Separate Account and the GPA. The Account Value of the Policy is held in one or more divisions of the Separate Account and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated to the MML Money Market Division until the later of:
(1) the expiration of the Free Look Period or (2) receipt by MassMutual of notice that the Owner received the Policy. Subject to the allocation rules in the Policy, the Account Value is then allocated among the Separate Account divisions and the GPA in accordance with the Policyowner's instructions in the application.

All or part of the Account Value may be transferred among divisions by written request. Transfers between divisions of the Separate Account may be by dollar amount or by wholenumber percentage. There is no limit on the number of transfers a Policyowner may make, however, MassMutual reserves the right to charge a fee not to exceed $10 per transfer if there are more than six transfers in a Policy Year. However, Policyowners may transfer all funds in the Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed 25% of the Account Value in the GPA (excluding Policy Debt) at the time of the transfer. However, if in the previous three policy years, 25% of the Account Value in the GPA has been transferred and there have been no premium payments or transfers to the GPA, 100% of the Account Value in the GPA (excluding policy loans) may be transferred to the Separate Account. The Account Value in the GPA equal to any Policy Debt cannot be transferred to the Separate Account. Any transfer is effective as of the Valuation Date and all transfers made on one Valuation Date are considered one transfer.

Investment Return.  The investment return of a Policy is based on:

 .  The Account Value held in each division of the Separate Account for that
   Policy,
 .  The investment experience of each division as measured by its actual net rate of return, and
 .  The interest rate credited on Account Values held in the GPA.

The investment experience of a division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined-that is, on each

Valuation Date. The actual net rate of return for a division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its Cash Surrender Value at any time while the Insured is living. Unless a later effective date is selected, surrender is effective on the date we receive the Policy and a written request in proper form at our Home Office. The Policy and a written request for surrender are deemed received on the date on which they are received by mail at MassMutual's Home Office. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after a Valuation Time, they are deemed received on the next Valuation Date. The Cash Surrender Value is the Account Value less any outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months you can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Home Office. The minimum amount of a Withdrawal is $100 (before deducting the withdrawal charge); the maximum amount is the Cash Surrender Value. The Account Value remaining after a Withdrawal must be at least equal to the following, whichever is applicable: if the Withdrawal is made before the Policy Anniversary nearest the Insured's 65th birthday, twelve multiplied by the most recent Account Value Charges for the Policy; if on or after such date, sixty multiplied by the most recent Account Value Charges. (Policies issued prior to May 1, 1991 will be amended on request to substitute this minimum Account Value limit for the Table of Amounts issued with the Policy.) The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policyowner must specify the GPA or the division (or divisions) from which the Withdrawal is to be made. The Withdrawal amount attributable to a division or the GPA may not exceed the non-loaned Account Value of that division or GPA. A charge equal to 2.0% of the Withdrawal, not to exceed $25.00, is deducted from each Withdrawal. The Account Value will automatically be reduced by the amount of the Withdrawal. The Selected Face Amount of the Policy will be reduced as needed to prevent an increase in the amount at risk, unless satisfactory evidence of insurability is provided to MassMutual.

Policy Loan Privilege

The Policy provides a loan privilege. Loans can be made on the Policy at any time while the Insured is living. The maximum loan is an amount equal to the Account Value at the time of the loan less any outstanding Policy Debt before the new loan, interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date and an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates remaining until the next Policy Anniversary Date. The Policy must be properly assigned as collateral for the loan.

Source of Loan. The loan amount requested is taken from the divisions of the designated segment of the Separate Account and the GPA in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the divisions are liquidated and the resulting dollar amounts are transferred to the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange (or its successor) is closed except for normal weekend and holiday closings, or trading is restricted, or the Securities and Exchange Commission (or its successor) determines that a state of emergency exists, or the Securities and Exchange Commission (or its successor) permits us to delay payment for the protection of our policy owners.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed the Account Value under the Policy. If this limit is reached, we may terminate the Policy. To terminate for this reason we will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If we do not receive a payment within 31 days after the date we mailed the notice, the Policy terminates without value at the end of those 31 days.

Termination of a policy under these circumstances could cause the Policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the Policyowner's previously unrecovered premium contributions.

Interest. On the Application, the Policyowner may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. When an adjustable rate is selected, MassMutual sets the rate each year that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the divisions of the designated segment of the Separate Account and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the divisions of the designated segment of the Separate Account. The transfer is made in proportion to the non-loaned value in each investment account at the time of repayment. If the loan is not repaid, we deduct the amount due from any amount payable from a full surrender or upon the death of the Insured.

Interest on Loaned Value. The amount equal to any outstanding Policy loans is held in the GPA and is credited with interest at a rate which is the greater of 4% and the Policy loan rate less a MassMutual declared charge (maximum 0.75%) for expenses and taxes.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MassMutual rather than a rate of return reflecting the investment performance of the Separate Account.

Free Look Provisions

The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after MassMutual mails or delivers a written notice of withdrawal right to the Policyowner or within 45 days after signing Part 1 of the application, whichever is latest. The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MassMutual or to the agent who sold the Policy or to one of our agency offices. If the Policy is cancelled in this fashion, a refund will be made to the Policyowner. The refund equals the total of all premiums paid for the Policy (or the Account Value where approved by state law), reduced by any amounts borrowed or withdrawn.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect when we receive a written request, signed by the Policyowner.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trust. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each division of the designated segment of the Separate Account, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

Our Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Policyowners.

Specifically, we reserve the right to:
 .  Create new segments of the Separate Account;
 .  Create new Separate Accounts;
 .  Combine any two or more Separate Accounts;
 .  Make available additional divisions of the Separate Account investing in additional investment companies;
 . Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;
 . Operate the Separate Account as a management investment company under the Investment Company Act of 1940, as amended, or in any other form permitted by law; and
 . Deregister the Separate Account under the Investment Company Act of 1940, as amended, in the event such registration is no longer required.

MassMutual also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


--------------------------------------------------------------------------------
 Name and Position                Principal Occupation(s) During Past Five Years

--------------------------------------------------------------------------------

 Roger G. Ackerman, Director      Chairman and Chief Executive Officer, since
 One Riverfront Plaza, HQE 2      1996, President and Chief Operating Officer,
 Corning, NY 14831                1990-1996, Corning, Inc.
--------------------------------------------------------------------------------
 James R. Birle, Director         Chairman, since 1997, and Founder, since 1994,
 2 Soundview Drive                President, 1994-1997, Resolute Partners, LLC;
 Greenwich, CT 06836              General Partner, Blackstone Group, 1988-1994
--------------------------------------------------------------------------------
 Gene Chao, Director              Chairman, President and CEO, Computer
 733 SW Vista Avenue              Projections, Inc., since 1991
 Portland, OR 97205
--------------------------------------------------------------------------------
 Patricia Diaz Dennis, Director   Senior Vice President and Assistant General
 175 East Houston, Room 4-A-70    Counsel, SBC Communications Inc., since 1995;
 San Antonio, TX 78205            Special Counsel, Sullivan & Cromwell,
                                  1993-1995; Assistant Secretary of State for
                                  Human Rights and Humanitarian Affairs, U.S.
                                  Department of State, 1992-1993
--------------------------------------------------------------------------------
 Anthony Downs, Director          Senior Fellow, The Brookings Institution,
 1775 Massachusetts Ave., N.W.    since 1977
 Washington, DC 20036-2188
--------------------------------------------------------------------------------
 James L. Dunlap, Director        President and Chief Operating Officer, United
 1201 Louisiana, Suite 1400       Meridian Corporation, since 1996; Senior Vice
 Houston, TX 77002-5603           President, Texaco. Inc. 1987-1996
--------------------------------------------------------------------------------
 William B. Ellis, Director       Senior Fellow, Yale University School of
 31 Pound Foolish Lane            Forestry and Environmental Studies, since
 Glastonbury, CT 06033            1995; Chairman and Chief Executive Officer,
                                  Northeast Utilities, 1983-1995
--------------------------------------------------------------------------------
 Robert M. Furek, Director        Chairman, State Board of Trustees for the
 1 State Street, Suite 2310       Hartford School System, since 1997; President
 Hartford, CT 06103               and Chief Executive Officer, Heublein, Inc.,
                                  1987-1996
--------------------------------------------------------------------------------
 Charles K. Gifford, Director     Chairman and Chief Executive Officer, since
 100 Federal Street               1995, and President, 1989-1995, BankBoston,
 Boston, MA 02110                 N.A. and Chairman, since 1998, and Chief
                                  Executive Officer, since 1985, BankBoston
                                  Corporation
--------------------------------------------------------------------------------
 William N. Griggs, Director      Managing Director, Griggs & Santow, Inc.,
 75 Wall Street, 20th Floor       since 1983
 New York, NY 10005
--------------------------------------------------------------------------------
 George B. Harvey, Director       Retired Chairman, President and CEO, Pitney
 One Landmark Square              Bowes, since 1996
 Suite 1905, 19th Floor
 Stamford, CT 06901
--------------------------------------------------------------------------------
 Barbara B. Hauptfuhrer,          Director of various corporations, since 1972
 Director
 1700 Old Welsh Road
 Huntingdon Valley, PA 19006
--------------------------------------------------------------------------------
 Sheldon B. Lubar, Director       Chairman, Lubar & Co. Incorporated, since 1977
 700 North Water Street,
 Suite 1200
 Milwaukee, WI 53202
--------------------------------------------------------------------------------
 William B. Marx, Jr., Director   Retired Senior Executive Vice President,
 5 Peacock Lane                   Lucent Technologies, since 1996; Executive
 Village of Golf, FL 33436-5299   Vice President and CEO Multimedia Products
                                  Group, AT&T, 1994-1996; Executive Vice
                                  President and CEO, Network Systems Group,
                                  1993-1994; Group Executive and President, AT&T
                                  Network Systems, 1989-1993
--------------------------------------------------------------------------------
 John F. Maypole, Director        Managing Partner, Peach State Real Estate
 55 Sandy Hook Road -- North      Holding Company, since 1984
 Sarasota, FL 34242
--------------------------------------------------------------------------------
 John J. Pajak, Director,         President and Chief Operating Officer, since
 President and Chief Operating    1996, Vice Chairman and Chief Administrative
 Officer                          Officer, 1996-1996, Executive Vice President,
 1295 State Street                1987-1996, MassMutual
 Springfield, MA 01111
--------------------------------------------------------------------------------
 Thomas B. Wheeler, Director,     Chairman and Chief Executive Officer, since
 Chairman                         1996, President and Chief Executive
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
and Chief Executive Officer          Officer, 1988-1996, MassMutual
1295 State Street
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------
Alfred M. Zeien, Director            Chairman and Chief Executive Officer, The Gillette Company, since 1991
Prudential Tower
Boston, MA 02199
---------------------------------------------------------------------------------------------------------------

Executive Vice Presidents:

---------------------------------------------------------------------------------------------------------------
Lawrence V. Burkett, Jr.             Executive Vice President and General Counsel, since 1993, Senior Vice
1295 State Street                    President and Deputy General Counsel, 1992-1993, MassMutual
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------
Peter J. Daboul                      Executive Vice President and Chief Information Officer, since 1997,
1295 State Street                    Senior Vice President, 1990-1997, MassMutual
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------
John B. Davies                       Executive Vice President, since 1994, Associate Executive Vice President,
1295 State Street                    1994-1994, General Agent, 1982-1993, MassMutual
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------
Daniel J. Fitzgerald                 Executive Vice President, since 1994, Corporate Financial Operations,
1295 State Street                    1994-1997, Senior Vice President, 1991-1994
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------
James E. Miller                      Executive Vice President, since 1997 and 1987-1996. MassMutual; Senior
1295 State Street                    Vice President, UniCare Life and Health Insurance Company, 1996-1997
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------
John V. Murphy                       Executive Vice President, since 1997, MassMutual; Executive Vice President
1295 State Street                    and Chief Operating Officer, David L. Babson & Co., Inc., 1995-1997;
Springfield, MA 01111                Chief Operating Officer, Concert Capital Management, Inc., 1993-1995;
                                     Senior Vice President and Chief Financial Officer, Liberty Financial
                                     Companies, 1977-1993
---------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt                    Executive Vice President and Chief Investment Officer, since 1993,
1295 State Street                    Executive Vice President, 1992-1993, MassMutual
Springfield, MA 01111
---------------------------------------------------------------------------------------------------------------
Joseph M. Zubretsky                  Executive Vice President and Chief Financial Officer, since 1997,
1295 State Street                    MassMutual; Chief Financial Officer, 1996, HealthSource; Coopers &
Springfield, MA 01111                Lybrand, 1990-1996
---------------------------------------------------------------------------------------------------------------

The Guaranteed Principal Account

Because of the exemptive and exclusionary provisions, interests in MassMutual's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MassMutual has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Policyowner may allocate or transfer all or part of the Net Premium to the GPA, and such amounts shall become part of MassMutual's general account assets. The allocation or transfer of amounts to the GPA does not entitle a Policyowner to share in the investment experience of those assets. Instead, MassMutual guarantees that those amounts allocated to the GPA which are in excess of any Policy loans will accrue interest daily at an effective annual rate equal to (a) 4%, or (b) the greater of (1) 4% and (2) the rate determined by the Treasury Bill Index less any tax charge which reflects the Policy's share of our federal income tax liability. The interest rate credited to the GPA Account Value will be affected by the option selected. This rate is selected at time of issue. Policies issued prior to April, 1994, will be offered a one-time opportunity to change the guaranteed rate from option (b) to option (a). For amounts equal to any Policy loans, the guaranteed rate is the greater of (a) 4% and (b) the Policy loan rate less a MassMutual declared charge for expenses and taxes. This charge cannot exceed 2% (or 0.75% in some states). Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request, MassMutual will inform Policyowners of the then applicable rate. Since MassMutual takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MassMutual shall be net of charges it imposes against the earnings of the GPA.

Federal Income Tax Considerations

The ultimate effect of federal income taxes on values under this Policy and upon the economic benefit to the Policyowner or Beneficiary depends on MassMutual's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MassMutual reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any applicable state or other tax laws.

MassMutual - Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MassMutual and its operations form a part of MassMutual.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MassMutual to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MassMutual's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level gains and losses, and the tax effect thereof, are eliminated.

Due to MassMutual's current tax status, no charge is made to the Separate Account for MassMutual's federal income taxes that may be attributable to the Separate Account. Periodically, MassMutual reviews the question of a charge to the Separate Account for MassMutual's federal income taxes. A charge may be made for any federal income taxes incurred by MassMutual that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MassMutual's federal income taxes attributable to that account.

Under current state laws, MassMutual may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, MassMutual reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums and Loans. MassMutual believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or Withdrawal is made.

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not cause a taxable event, a Withdrawal is taxable only to the extent that it exceeds the Policyowner's as yet unrecovered premium contributions. MassMutual suggests that you consult with your tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MassMutual also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

If the Policy is owned by a business or corporation, the 1986 Act may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the inside build-up of gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

MassMutual cannot make any guarantee regarding the future tax treatment of any Policy.

Modified Endowment Contracts. Contrary to the rules described above, loans and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest or dividends with respect to such premiums.

Since the Policy provides for flexible premium payments, we will carefully monitor to determine whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, particularly where a Policy is owned by other than an individual Insured, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trust is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. However, each Government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trust will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MassMutual reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MassMutual intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Additional Provisions Of The Policy

Reinstatement Option. For a period of five (5) years after termination, you, as Policyowner, can request that we reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before we will reinstate the Policy, we must receive the following:

 . A premium payment equal to the amount necessary to produce an Account Value equal to 3 times the total monthly deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement;
 . Evidence of insurability satisfactory to us; and . Where necessary, a signed acknowledgement that the Policy has become a modified endowment contract.

If we do reinstate the Policy, the Selected Face Amounts for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Separate Account divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20 each, we reserve the right to make payments at less frequent intervals. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate we credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .  Payments for life only;

 .  Payments guaranteed for five, ten or twenty years; or

 .  Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment is made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .  Payment for two lives only. No specific number of payments is guaranteed.
   Under this option there may be one payment if the two named persons die prior to the second payments.

 .  Payments guaranteed for 10 years.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the unpaid balance may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. You name the Beneficiary when you apply for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 .  Change the frequency of premium payments.

 .  Change the premium payment plan.

 .  Reinstate the Policy after termination.

If no Beneficiary is living when the Insured dies, unless provided otherwise the Death Benefit is paid to the Owner or, if deceased, the Owner's estate.

Changing the Owner or Beneficiary. The Owner or any Beneficiary may be changed during the Insured's lifetime by writing to our Home Office. The change takes effect as of the date of the request, even if the Insured dies before we receive it. Each change is subject to any payment we made or other action by MassMutual prior to receipt of the request.

Right to Substitute Insured. Upon written application to MassMutual, the Policy may be transferred to the life of a substitute Insured. The transfer becomes effective upon the Transfer Date, which is the Policy Anniversary which is on, or next follows, the latter of the date we approve the application for transfer; and the date any required cost associated with the transfer is paid, subject to the following conditions:

 .  This Policy must be in force on the Transfer Date.

 . A written application for the transfer and payment of any required cost to transfer must be approved by us at our Home Office.

 . Evidence of insurability of the substitute Insured, satisfactory to us, is required.

 . The substitute Insured must not have been under 20 years of age on the birthday nearest the Policy Date of this Policy.

 . The substitute Insured must not be over 65 years of age on the birthday nearest the Transfer Date.

 . The Owner of this Policy after it has been transferred must have an insurable interest in the life of the substitute Insured.

The Selected Face Amount for the substitute Insured will be determined as for a new Insured. The Account Value immediately after transfer will be equal to: (i) the Account Value immediately before the transfer, plus (ii) any net premium necessary to make the Cash Surrender Value, immediately before the monthly charges are deducted on the Transfer Date, at least 12 times the monthly charges, minus (iii) any amount which must be refunded (so that the amount at risk is not greater than the Selected Face Amount), minus

(iv) the monthly charges on the Transfer Date. Future charges against the Policy will be based on the life of the substitute Insured.

The costs to transfer are an administrative fee of $75, plus any premium necessary to effect the transfer, plus any excess Policy Debt not repaid prior to transfer. Excess Policy Debt is the amount by which Policy Debt exceeds the maximum loan available after transfer. Any such excess must be repaid on or before the Transfer Date.

The incontestability and suicide periods begin to run anew from the Transfer Date. Any assignments existing on the Transfer Date will continue to apply.

The Internal Revenue Service has ruled that a substitution of Insureds is an exchange of contracts which does not qualify for the tax deferral available under Code Section 1035. Therefore upon a substitution of Insureds, the Policyowner must include in current gross income all the previously unrecognized gain in the Policy.

Assignment. The Policy may be assigned as collateral for a loan or other obligation, subject to any outstanding Policy Debt. But for any assignment to be binding on us, we must receive a signed copy of it at our Home Office. We are not responsible for the validity of any assignment.

Any amounts due to an assignee of the Policy which is assigned will be paid in one sum.

Dividends. Each year MassMutual determines the divisible surplus, or the money available to pay dividends. Each Policy may receive a dividend based upon its contribution to this divisible surplus. MassMutual does not expect that any dividends will be paid under the Policies.

Any dividend will be payable on the Policy Anniversary Date.

If the Insured dies after the first Policy Year, the Death Benefit includes a pro rata share of any dividend allocated to the Policy for the year death occurs.

Limits on Our Right to Challenge the Policy. We must bring any legal action to contest the validity of a Policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay premiums.

Misstatement of Age or Sex. If the Insured's date of birth or sex as given in the application is not correct, an adjustment will be made. If the adjustment is made when the Insured dies, the Death Benefit will reflect the amount provided by the most recent mortality charge according to the correct age and sex. If the adjustment is made before the Insured dies, then future monthly deductions will be based on the correct age and sex.

Suicide. If the Insured commits suicide within two years from the Issue Date and while the Policy is in force, we pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made within 7 days after we receive any required documents in proper form at our Home Office. But we can delay payment of the Cash Surrender Value or any Withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

 .  It is not reasonably practicable to determine the amount because the New York
   Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

 . the Securities and Exchange Commission (or its successor) determines that a state of emergency exists; or

 . the Securities and Exchange Commission (or its successor) permits us to delay payment for the protection of our policy owners.

We may delay paying any Cash Surrender Value or loan proceeds based on the GPA for up to 6 months from the date the request was received at our Home Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment is delayed for 10 working days or more from the effective date of surrender or Withdrawal, we add interest at the same rate as is paid under the Interest Payment Option for the same period of time. The minimum amount of such interest is $25.

Records And Reports

All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual. Each year within 30 days after the Policy Anniversary, we will mail you a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is a wholly-owned subsidiary of MassMutual and is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MassMutual and the Separate Account are parties. Also located at 1414 Main Street, Springfield, MA 01144-1013, is MML Investors Services, Inc. ("MMLISI"), a wholly-owned subsidiary of MassMutual. MMLISI serves as the co-underwriter of the

Policies. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). We sell the Policies through agents who are licensed by state insurance officials to sell the Policies. These agents are also registered representatives of selling brokers or of MMLISI.

When an application for one of the Policies is completed, it is submitted to us. The selling broker or co-underwriter perform suitability review and, in some cases, we perform insurance underwriting. We determine whether to accept or reject the application for the Policy and the Insured's risk classification. If the application is not accepted, we will refund any premium that has been paid.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policies of the Separate Account. Compensation paid to MMLISI in 1997 was $19,800. Compensation paid to MML Distributors in 1997 was $10,000. Commissions are paid through MMLISI and MML Distributors to agents and selling brokers for selling the Policies. During 1997 such payments amounted to $458,070.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium payable in each Policy Year. This percentage is set based on the total annual planned premium for all Policies in a Case as shown in the applications. It is not affected by subsequent changes under the Case. The maximum commission percentage for the first Policy Year is 10% of the premiums paid in the first Policy Year up to the Policy's minimum annual planned premium, plus 2.35% of any additional premiums paid. The maximum commission percentage in each future Policy Year is 3.8% of all premiums paid in that year.

Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Agents under financing agreement with a general agent of MassMutual may be compensated differently.

Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for added compensation.

General agents receive commissions based on different schedules.

Bonding Arrangement. An insurance company blanket bond is maintained providing $50,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $25,000,000 coverage for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are currently not involved in any material legal proceedings.

Experts

The financial statements of the Large Case Variable Life Plus segment of the Separate Account and the financial statements of MassMutual included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., Springfield, Massachusetts 01101, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Coopers & Lybrand's report on the statutory financial statements of MassMutual includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Actuarial matters in this Prospectus have been examined by John M. Valencia, F.S.A., M.A.A.A., Assistant Vice President for MassMutual. His opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

Financial Statements

The financial statements of MassMutual and the Large Case Variable Life Plus segment of the Separate Account included herein should be considered only as bearing upon the ability of MassMutual to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

We have audited the statements of assets and liabilities of the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer High Income Division, Oppenheimer Capital Appreciation Division, Oppenheimer Global Securities Division, and Dreyfus Stock Index Division of the Large Case Variable Life Plus Segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets for the periods indicated thereon. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1997, by examination of the records of MML Series Investment Fund and by confirmation with Oppenheimer Variable Account Funds and Dreyfus Stock Index Fund. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer High Income Division, Oppenheimer Capital Appreciation Division Oppenheimer Global Securities Division, and Dreyfus Stock Index Division of the Large Case Variable Life Plus Segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1997, the results of their operations for the year then ended, and the changes in net assets for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                 Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 3, 1998

Massachusetts Mutual Variable Life Separate Account I - Large Case
 Variable Life Plus

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
                                                      MML          MML                     Oppenheimer   Oppenheimer   Oppenheimer
                                        MML          Money        Managed        MML          High         Capital       Global
                                       Equity        Market        Bond         Blend        Income      Appreciation   Securities
                                      Division      Division      Division     Division     Division       Division      Division
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
ASSETS
Investments
 Number of shares (Note 2)               383,646     2,993,023     1,422,773      140,387       102,358       106,529       140,423
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========
 Identified cost (Note 6)            $11,129,862   $ 2,993,023   $17,111,084  $ 3,015,046   $ 1,156,292   $ 4,144,785   $ 2,549,039
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========
 Value (Note 3A)                     $13,597,618   $ 2,993,023   $17,655,151  $ 3,380,471   $ 1,179,166   $ 4,363,433   $ 3,000,843
Dividends receivable                   1,096,396        11,537       283,874      253,412             -             -             -
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
    Total assets                      14,694,014     3,004,560    17,939,025    3,633,883     1,179,166     4,363,433     3,000,843

LIABILITIES
Payable to Massachusetts Mutual
 Life Insurance Company                   15,490         2,533        15,484        4,095         1,097         5,702         3,373
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
NET ASSETS:                          $14,678,524   $ 3,002,027   $17,923,541  $ 3,629,788   $ 1,178,069   $ 4,357,731   $ 2,997,470
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========
Net Assets:
For variable life insurance
 policies                            $14,657,478   $ 2,987,983   $17,910,748  $ 3,612,408   $ 1,170,657   $ 4,349,506   $2,990,695
Retained in Variable Life
 Separate Account I by
 Massachusetts Mutual Life
 Insurance Company                        21,046        14,044        12,793       17,380         7,412         8,225        6,775
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
    Net assets                       $14,678,524   $ 3,002,027   $17,923,541  $ 3,629,788   $ 1,178,069   $ 4,357,731   $ 2,997,470
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========

Accumulation units (Note 8)
Policyowners                           4,657,068     2,127,545     9,318,328    1,390,778       789,717     2,643,934     2,207,386
Massachusetts Mutual Life
 Insurance Company                         6,687        10,000         6,656        6,692         5,000         5,000         5,000
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Total units                            4,663,755     2,137,545     9,324,984    1,397,470       794,717     2,648,934     2,212,386
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========

NET ASSET VALUE PER
ACCUMULATION UNIT
  December 3l, 1997                  $      3.15   $      1.40   $      1.92  $      2.60   $      1.48   $      1.65   $      1.36
  December31, 1996                          2.46          1.34          1.76         2.16          1.33          1.48          1.11
  December31, 1995                          2.05          1.28          1.71         1.90          1.16          1.23          0.95
  December31, 1994                          1.57          1.22          1.44         1.55          0.96          0.94          0.93
  December31, 1993                          1.51          1.18          1.50         1.52           -             -             -



                                      Dreyfus
                                       Stock
                                       Index
                                      Division             Total
                                     -----------        -----------
ASSETS
Investments
 Number of shares (Note 2)              1,302,509          6,591,648
 Identified cost (Note 6)             ===========        ===========
 Value (Note 3A)                      $25,329,987        $67,429,118
Dividends receivable                  ===========        ===========
                                      $33,539,615        $79,709,320
   Total assets                           625,204          2,270,423
                                      -----------        -----------
                                       34,164,819         81,979,743
LIABILITIES
Payable to Massachusetts Mutual
Life Insurance Company                     35,667             83,441
                                      -----------        -----------
NET ASSETS:                           $34,129,152        $81,896,302
                                      ===========        ===========
Net Assets:
For variable life insurance
 policies                              34,121,562        $81,801,037
Retained in Variable Life
Separate Account I by
Massachusetts Mutual Life
 Insurance Company                          7,590             95,265
                                      -----------        -----------
    Net assets                        $34,129,152        $81,896,302
                                      ===========        ===========
Accumulation units (Note 8)
Policyowners                           22,475,130
Massachusetts Mutual Life
 Insurance Company                          5,000
                                      -----------
Total units                            22,480,130
                                      ===========

NET ASSET VALUE PER
ACCUMULATION UNIT
  December 3l, 1997                  $       1.52
  December 31, 1996                          1.15
  December 31, 1995                           -
  December 31, 1994                           -
  December 31, 1993                           -




                      See Notes to Financial Statements

Massachusetts Mutual Variable Life Separate Account I - Large Case
 Variable Life Plus

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1997


                                                      MML          MML                      Oppenheimer  Oppenheimer    Oppenheimer
                                        MML          Money        Managed        MML           High        Capital        Global
                                       Equity        Market        Bond         Blend         Income     Appreciation   Securities
                                      Division      Division      Division     Division      Division      Division      Division
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------

Investment income
Dividends (Note 3B)                  $ 1,096,564   $   107,423   $   981,171  $   350,832   $   105,395   $   203,118   $    32,076

Expenses
Mortality and expense risk
 fee (Note 4)                             55,783         8,477        55,122       14,783         5,128        19,005        12,153
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Net investment income
 (Note 3C)                             1,040,781        98,946       926,049      336,049       100,267       184,113        19,923
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Net realized and unrealized
 gain on investments
Net realized gain on
 investments (Notes 3 and 6)             678,946           -          15,593      271,679        71,572        81,286       359,852
Change in net unrealized
 appreciation/depreciation
 of investments                        1,689,131           -         393,439       73,184        (8,545)      226,516       171,088
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Net gain on investments                2,368,077           -         409,032      344,863        63,027       307,802       530,940
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Net increase in net assets
 resulting from operations           $ 3,408,858   $    98,946   $ 1,335,081  $   680,912   $   163,294   $   491,915   $   550,863
                                     ===========   ===========   ===========  ===========   ===========   -----------   -----------


                                         Dreyfus
                                          Stock
                                          Index
                                         Division            Total
                                      -------------       ------------
Investment income
Dividends (Note 3B)                    $ 1,524,796        $ 4,401,375

Expenses
Mortality and expense risk fee
 (Note 4)                                  123,601            294,052
                                       -----------        -----------
Net investment income
 (Note 3C)                               1,401,195          4,107,323
                                       -----------        -----------
Net realized and unrealized
 gain on investments
Net realized gain on
 investments (Notes 3 and 6)               941,241          2,420,169
Change in net unrealized
 appreciation/depreciation
 of investments                          6,424,746          8,969,559
                                       -----------        -----------
Net gain on investments                  7,365,987         11,389,728
                                       -----------        -----------
Net increase in net assets
 resulting from operations             $ 8,767,182        $15,497,051
                                       ===========        ===========

                       See Notes to Financial Statements

Massachusetts Mutual Variable Life Separate Account I - Large Case Variable Life Plus

STATEMENT OF CHANGES IN NET ASSETS
For The Year ended December 31, 1997

                                                       MML           MML                    Oppenheimer   Oppenheimer   Oppenheimer
                                         MML          Money         Managed       MML          High         Capital       Global
                                        Equity        Market         Bond        Blend        Income      Appreciation   Securities
                                       Division      Division       Division    Division      Division      Division      Division
                                      -----------   -----------   -----------  -----------   -----------   -----------   ----------
Increase (decrease) in net assets
Operations:
Net investment income                $   1,040,781  $    98,946   $   926,049  $   336,049   $   100,267   $   184,113   $   19,923
Net realized gain
 on investments                            678,946            -        15,593      271,679        71,572        81,286      359,852
Change in net unrealized
 appreciation/depreciation
 of investments                          1,689,131            -       393,439       73,184        (8,545)      226,516      171,088
                                     -------------  -----------   -----------  -----------   -----------   -----------   ----------
Net increase in net assets
 resulting from operations               3,408,858       98,946     1,335,081      680,912       163,294       491,915      550,863
                                     -------------  -----------   -----------  -----------   -----------   -----------   ----------

Capital transactions: (Note 8)
  Transfer of net premium                2,910,338    1,925,415     3,340,681      789,023       164,398     1,519,696    1,014,721
  Transfer to Guaranteed
  Principal Account                              -      (42,111)            -            -      (516,888)            -            -
  Transfer of surrender values          (2,086,847)    (151,447)     (864,206)    (813,008)     (143,789)     (882,506)    (147,788)
  Transfer due to death benefits                 -       (1,467)            -            -             -             -            -
  Transfer due to policy loan,
   net of repayment                            875            -           (18)      14,625             -         1,393         (457)
  Transfer due to reimbursement
   (payments) of accumulation
   unit value fluctuation                   18,844          715         7,962        5,812            93        10,364          243
  Withdrawal due to charges for
   administrative and insurance
   costs                                  (479,869)    (447,123)     (202,534)    (172,746)      (45,084)     (150,855)     (91,627)
  Divisional transfers                    (264,307)     624,218     2,980,621       44,255      (242,347)     (387,807)    (589,624)
                                     -------------  -----------   -----------  -----------   -----------   -----------   ----------
Net increase (decrease) in net
 assets resulting from capital
 transactions                               99,034    1,908,200     5,262,506     (132,039)     (783,617)      110,285      185,468
                                     -------------  -----------   -----------  -----------   -----------   -----------   ----------
Total increase (decrease)                3,507,892    2,007,146     6,597,587      548,873      (620,323)      602,200      736,331

NET ASSETS, at beginning
 of the year                            11,170,632      994,881    11,325,954    3,080,915     1,798,392     3,755,531    2,261,139
                                     -------------  -----------   -----------  -----------   -----------   -----------   ----------
NET ASSETS, at end
 of the year                         $  14,678,524  $ 3,002,027   $17,923,541  $ 3,629,788   $ 1,178,069   $ 4,357,731   $2,997,470
                                     =============  ===========   ===========  ===========   ===========   ===========   ==========


                                       Dreyfus
                                        Stock
                                        Index
                                       Division         Total
                                     -------------  -----------
Increase (decrease) in net assets
Operations:
Net investment income                $   1,401,195  $ 4,107,323
Net realized gain
 on investments                            941,241    2,420,169
Change in net unrealized
 appreciation/depreciation
 of investments                          6,424,746    8,969,559
                                     -------------  -----------
Net increase in net assets
 resulting from operations               8,767,182   15,497,051
                                     -------------  -----------

Capital transactions: (Note 8)
  Transfer of net premium                6,716,157   18,380,429
  Transfer to Guaranteed
  Principal Account                              -     (558,999)
  Transfer of surrender values                   -   (5,089,591)
  Transfer due to death benefits-                -       (1,467)
  Transfer due to policy loan,
   net of repayment                              -       16,418
  Transfer due to reimbursement
   (payments) of accumulation
   unit value fluctuation                  (72,347)     (28,314)
   Withdrawal due to charges for
   administrative and insurance
   costs                                  (220,650)  (1,810,488)
  Divisional transfers                  (2,165,009)           -
                                     -------------  -----------
Net increase (decrease) in net
 assets resulting from capital
 transactions                            4,258,151   10,907,988
                                     -------------  -----------
Total increase (decrease)               13,025,333   26,405,039

NET ASSETS, at beginning
 of the year                            21,103,819   55,491,263
                                     -------------  -----------
NET ASSETS, at end
 of the year                           $34,129,152  $81,896,302
                                     =============  ===========



                       See Notes to Financial Statements

Massachusetts Mutual Variable Life Separate Account I - Large
Case Variable Life Plus

STATEMENT OF CHANGES IN NET ASSETS

For The Year Ended December 31, 1996

                                                      MML          MML                     Oppenheimer   Oppenheimer   Oppenheimer
                                        MML          Money        Managed        MML          High         Capital       Global
                                       Equity        Market        Bond         Blend        Income      Appreciation   Securities
                                      Division      Division      Division     Division      Division      Division      Division
                                     -----------   -----------   -----------  -----------  ------------   -----------   -----------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)        $   434,261   $    90,413   $   381,207  $   168,922  $    93,097    $   501,000   $   (27,051)

 Net realized gain on investments      2,609,509             -         7,784       56,686      142,387        750,281       567,458
Change in net unrealized
 appreciation/depreciation
 of investments                         (619,361)            -        98,857      120,120      (44,813)      (739,508)      180,936
                                     -----------   -----------   -----------  -----------  -----------    -----------   -----------
Net increase in net assets
 resulting from operations             2,424,409        90,413       487,848      345,728      190,671        511,773       721,343
                                     -----------   -----------   -----------  -----------  -----------    -----------   -----------
Capital transactions: (Note 8)
 Transfer of net premium               2,416,720     3,155,511     2,894,471      678,896      179,652      1,127,005       826,409
 Transfer to Guaranteed
 Principal Account                             -       (43,469)            -            -            -              -             -
 Transfer of surrender values            (52,901)     (627,614)       (8,007)    (145,960)           -              -        (4,223)
 Transfer due to death benefits          (33,820)      (12,683)      (12,801)      (5,494)           -         (9,759)      (29,607)
 Transfer due to policy loan,
  net of repayment                       (13,366)            -           (18)     (18,902)           -         (1,270)       (7,471)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                 (54,633)        3,796        15,423          309       (3,277)        49,430        74,345
 Withdrawal due to changes for
  administrative and insurance
  costs                                 (541,666)     (359,358)     (132,291)    (159,224)     (34,070)      (156,514)     (125,757)
 Divisional transfers                 (8,794,810)   (3,177,869)    6,796,962      206,124     (433,861)    (3,842,405)   (9,511,078)
                                     -----------   -----------   -----------  -----------  -----------    -----------   -----------
Net increase (decrease) in net
 assets resulting from capital
 transactions                         (7,074,476)   (1,061,686)    9,553,739      555,749     (291,556)    (2,833,513)   (8,777,382)
                                     -----------   -----------   -----------  -----------  -----------    -----------   -----------
Total increase (decrease)             (4,650,067)     (971,273)   10,041,587      901,477     (100,885)    (2,321,740)   (8,056,039)

NET ASSETS, at beginning
 of the period/year                   15,820,699     1,966,154     1,284,367    2,179,438    1,899,277      6,077,271    10,317,178
                                     -----------   -----------   -----------  -----------  -----------    -----------   -----------
NET ASSETS, at end
 of the year                         $11,170,632   $   994,881   $11,325,954  $ 3,080,915  $ 1,798,392    $ 3,755,531   $ 2,261,139
                                     ===========   ===========   ===========  ===========  ===========    ===========   ===========


                                              *Dreyfus
                                                Stock
                                                Index
                                               Division        Total
                                           ------------    ------------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)              $    516,440    $  2,158,289

 Net realized gain on investments                 5,903       4,140,008
Change in net unrealized
 appreciation/depreciation
 of investments                               1,784,882         781,113
                                           ------------    ------------
Net increase in net assets
 resulting from operations                    2,307,225       7,079,410
                                           ------------    ------------
Capital transactions: (Note 8)
 Transfer of net premium                         42,058      11,320,722
 Transfer to Guaranteed
 Principal Account                                   --         (43,469)
 Transfer of surrender values                        --        (838,705)
 Transfer due to death benefits                      --        (104,164)
 Transfer due to policy loan,
  net of repayment                                   --         (41,027)
 Transfer due to reimbursement
  (payment) of accumulation
  unit value fluctuation                         54,612         140,005
 Withdrawal due to changes for
  administrative and insurance
  costs                                         (57,013)     (1,565,893)
 Divisional transfers                        18,756,937              --
                                           ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions                                18,796,594       8,867,469
                                           ------------    ------------
Total increase (decrease)                    21,103,819      15,946,879

NET ASSETS, at beginning
 of the period/year                                  --      39,544,384
                                           ------------    ------------
NET ASSETS, at end
 of the year                               $ 21,103,819    $ 55,491,263
                                           ============    ============

* For the Period August 1,1996 (Commencement of Operations) through December 31,1996.


                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Large Case Variable Life Plus

Notes To Financial Statements

1.  HISTORY

    Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

    MassMutual maintains six segments within Separate Account I. The initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Plus.

    On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

    On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with tables of selected face amounts, known as Strategic Variable Life.

    On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy, known as Variable Life Select.

    On February 11, 1997, MassMutual established a fifth segment ("GVUL Segment") within Separate Account I to be used exclusively for MassMutual's group variable universal life insurance product known as Strategic GVUL.

    On November 12, 1997, MassMutual established a sixth segment ("SVUL Segment") within Separate Account I to be used exclusively for MassMutual's survivorship variable universal life insurance product known as SVUL.

    The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MassMutual paid $40,000 to the Large Case Variable Life Plus Segment on March 30, 1990 to provide initial capital: 12,146 shares were purchased in the four series of shares of the management investment company described in Note 2 supporting the divisions of the Large Case Variable Life Plus Segment.

    On January 3, 1994, MassMutual removed $15,000 of the initial capital from three of the four series of shares of the management investment company supporting the divisions of the Large Case Variable Life Plus Segment. On January 3, 1994, MassMutual paid $15,000 to provide the initial capital for the Large Case Variable Life Plus Segment's three new divisions: 918 shares were purchased in the management investment company described in Note 2 supporting the three new divisions of the Large Case Variable Life Plus Segment.

    On August 1, 1996, MassMutual paid $5,000 to provide initial capital for the Large Case Variable Life Plus Segment's new Dreyfus Stock Index Division.

2.  INVESTMENT OF THE LARGE CASE VARIABLE LIFE PLUS SEGMENT'S ASSETS

    The Large Case Variable Life Plus Segment maintains eight divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund. The Oppenheimer High Income Division invests in shares of Oppenheimer High Income Fund, the Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Capital Appreciation Fund, and the Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund. The Dreyfus Stock Index Division invests in shares of Dreyfus Stock Index Fund.

    MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are four series of the MML Series Investment Fund (the "MML Trust"). The MML Trust is a registered, no-load, open-end, management investment company for which MassMutual serves as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson and Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund.

    Oppenheimer High Income Fund, Oppenheimer Capital Appreciation Fund and Oppenheimer Global Securities Fund (the "Oppenheimer Funds") are part of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"). The Oppenheimer Trust is a registered, open-end, diversified management investment company, which is available to act as the investment vehicle for separate accounts for variable insurance policies. OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment advisor to the Oppenheimer Trust, (prior to January 5, 1996, OFI was known as Oppenheimer Management Corporation).

    The Dreyfus Stock Index Fund, a registered open-end, non-diversified management investment company is managed by the Dreyfus Corporation. Mellon Equity Associates serves as the sub-advisor to the Dreyfus Stock Index Fund.

    In addition to the eight divisions of the Large Case Variable Life Plus Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, which is part of MassMutual's general account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by the Large Case Variable Life Plus Segment in the preparation of the financial statements in conformity with generally accepted accounting principles.

A.  Investment Valuation

    The investments in MML Trust, the Oppenheimer Trust and the Dreyfus Stock Index Fund are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B.  Accounting For Investments

    Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C.  Federal Income Taxes

    MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Large Case Variable Life Plus Segment is part of MassMutual's total operation and is not taxed separately. The Large Case Variable Life Plus Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Large Case Variable Life Plus Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to the Large Case Variable Life Plus Segment's divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Large Case Variable Life Plus Segment.

D.  Policy Loan

    When a policy loan is made, the Large Case Variable Life Plus Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Large Case Variable Life Plus Segment by an equal amount. The interest rate charged on any loan is 6% per year, or where permitted, the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. Loan repayments result in the transfer of values equal to the repayment from the loaned portion of the Guaranteed Principal Account to the non-loaned portion of the Guaranteed Principal Account and the divisions of the Large Case Variable Life Plus Segment.

    The policyowner earns interest at a rate which is the greater of 4% or the policy loan rate less a MassMutual declared charge (maximum .75%) for expenses and taxes.

E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES

    MassMutual charges the Large Case Variable Life Plus Segment's divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.40% of the value of each division's net assets.

    MassMutual makes certain deductions from the annual premium before amounts are allocated to the Large Case Variable Life Plus Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Large Case Variable Life Plus Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.  SALES AGREEMENTS

    Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

    Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, served as principal underwriter of the policies. Effective May 1, 1996, MMLISI serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

    Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policies.

6.   PURCHASES AND SALES OF INVESTMENTS

                                       MML           MML                     Oppenheimer    Oppenheimer   Oppenheimer      Dreyfus
                           MML        Money        Managed          MML          High         Capital        Global         Stock
For the Year Ended       Equity       Market         Bond          Blend        Income      Appreciation   Securities       Index
December 31, 1997       Division     Division      Division       Division     Division       Division      Division       Division
-----------------      ----------    ---------     ---------     ---------     --------      ---------     ---------      ---------
Cost of purchases      $ 4,105,686   $ 4,237,663   $ 7,179,047   $ 1,042,028   $ 1,593,800   $ 2,071,193   $ 1,400,907   $ 8,756,662

Proceeds from sales    $ 3,549,779   $ 2,235,041   $ 1,081,850   $   985,606   $ 2,276,072   $ 1,771,135   $ 1,192,167   $ 3,407,272

Average monthly
  value of securities  $13,656,367   $ 2,080,185   $13,744,453   $ 3,630,085   $ 1,324,438   $ 4,644,568   $ 3,020,410   $30,146,110


7.   NET INVESTMENT RETURN

     The following table shows the net investment return for each division in the Large Case Variable Life Plus Segment:

                                                         MML        MML             Oppenheimer  Oppenheimer   Oppenheimer  Dreyfus
                                               MML      Money     Managed    MML        High       Capital       Global      Stock
                                             Equity     Market     Bond     Blend      Income    Appreciation  Securities    Index
                                            Division   Division  Division  Division   Division     Division     Division   Division
                                            --------   --------  --------  --------   --------     --------     --------   --------
For the Year Ended December 31, 1997         24.76%     4.74%     9.70%     18.63%     12.34%       10.60%       18.28%     29.02%
For the Year Ended December 31, 1996 and
  **For the Period August 1, 1996
  (Commencement of Operations)
  Through December 31, 1996                  15.48%     5.34%     8.52%     12.77%     14.61%        8.77%       10.49%   **11.27%
For the Year Ended December 31, 1995         26.63%     5.81%    16.87%     21.35%     19.26%       34.64%        4.69%     -
For the Year Ended December 31, 1994 and
  *For the Period January 3, 1994
  (Commencement of Operations)
  Through December 31, 1994                   4.58%     3.33%    (1.23)%     2.14%    *(2.72)%      *0.81%      *(6.17)%    -
For the Year Ended December 31, 1993          8.28%     2.33%     4.07%      8.54%      -            -            -         -

The net investment return for each division of the Large Case Variable Life Plus Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

8. NET INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                   MML        MML                Oppenheimer Oppenheimer  Oppenheimer  Dreyfus
                                         MML      Money     Managed      MML         High      Capital      Global      Stock
For the Year Ended                     Equity     Market      Bond      Blend       Income   Appreciation Securities    Index
December 31, 1997                     Division   Division   Division   Division    Division    Division    Division    Division
-----------------                    ---------   --------   --------   --------    --------    --------    --------    --------
Units purchased                       2,268,289  1,519,296  2,139,104    479,517    200,529   1,740,481   1,603,435   5,863,621
Units withdrawn and transferred to
  Guaranteed Principal Account       (2,073,211)  (533,141)  (831,589)  (530,542)  (229,669) (1,401,300) (1,015,752)   (388,895)
Units transferred between divisions     (77,816)   409,238  1,566,125     20,003   (532,199)   (230,737)   (415,135) (1,406,168)
                                     ----------  ---------  ---------  ---------  ---------  ----------  ----------  ----------
Net increase (decrease)                 117,262  1,395,393  2,873,640    (31,022)  (561,339)    108,444     172,548   4,068,558
Units, at beginning of the
  period/year                         4,546,493    742,152  6,451,344  1,428,492  1,356,056   2,540,490   2,039,838  18,411,572
                                     ----------  ---------  ---------  ---------  ---------  ----------  ----------  ----------
Units, at end of the year             4,663,755  2,137,545  9,324,984  1,397,470    794,717   2,648,934   2,212,386  22,480,130
                                     ==========  =========  =========  =========  =========  ==========  ==========  ==========
                                                     MML        MML               Oppenheimer Oppenheimer  Oppenheimer  *Dreyfus
                                          MML       Money     Managed      MML        High      Capital      Global      Stock
For the Year Ended                      Equity      Market      Bond      Blend      Income   Appreciation Securities    Index
December 31, 1996                      Division    Division   Division   Division   Division    Division    Division    Division
-----------------                    -----------  ---------- ---------- ---------- ---------  ----------  ----------  ----------
Units purchased                       1,176,765   3,121,090  1,731,646    352,844    159,639     880,690     840,126      39,735
Units withdrawn and transferred to
  Guaranteed Principal Account         (370,589) (1,459,166)  (127,766)  (178,125)   (41,196)   (215,745)   (203,232)    (47,429)
Units transferred between divisions  (3,973,031) (2,454,243) 4,095,080    106,794   (406,523) (3,045,604) (9,493,490) 18,419,266
                                     ----------   ---------  ---------  ---------  ---------  ----------  ----------  ----------
Net increase (decrease)              (3,166,855)   (792,319) 5,698,960    281,513   (288,080) (2,380,659) (8,856,596) 18,411,572
Units, at beginning of the
  period/year                         7,713,348   1,534,471    752,384  1,146,979  1,644,136   4,921,149  10,896,434           -
                                     ----------   ---------  ---------  ---------  ---------  ----------  ----------  ----------
Units, at end of the year             4,546,493     742,152  6,451,344  1,428,492  1,356,056   2,540,490   2,039,838  18,411,572
                                     ==========   =========  =========  =========  =========  ==========  ==========  ==========

* For the period August 1, 1996 (Commencement of Operations) through December 31, 1996.

9.   CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

     As discussed in Note 1, the financial statements only represent activity of MassMutual's Large Case Variable Life Plus Segment. The combined net assets as of December 31, 1997 for Separate Account I, which includes the Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life and Variable Life Select Segments, are as follows:

                                               MML          MML             MML                                   Oppenheimer
                                 MML         Equity        Money          Managed       MML         Oppenheimer       High
                               Equity         Index        Market           Bond       Blend          Money         Income
                              Division       Division     Division        Division    Division       Division      Division
                             ----------    -----------   -----------    -----------  -----------    -----------   -----------
Total assets                 $47,535,472   $    24,804   $ 4,783,018    $19,916,629  $13,024,523    $    83,483   $ 3,203,079
Total liabilities                 80,176             9         7,225         17,985       23,892             64         2,031
                             -----------   -----------   -----------    -----------  -----------    -----------   -----------
Net assets                   $47,455,296   $    24,795   $ 4,775,793    $19,898,644  $13,000,631    $    83,419   $ 3,201,048
                             ===========   ===========   ===========    ===========  ===========    ===========   ===========
Net assets:
For variable life
  insurance policies          47,351,808        17,670     4,724,501     19,838,205   12,915,916         76,766     3,185,681
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company              103,488         7,125        51,292         60,439       84,715          6,653        15,367
                             -----------   -----------   -----------    -----------  -----------    -----------   -----------
Net assets                   $47,455,296   $    24,795   $ 4,775,793    $19,898,644  $13,000,631    $    83,419   $ 3,201,048
                             ===========   ===========   ===========    ===========  ===========    ===========   ===========

                                             Oppenheimer               Oppenheimer
                                Oppenheimer    Capital     Oppenheimer   Multiple
                                   Bond      Appreciation    Growth     Strategies
                                 Division     Division      Division     Division
                               -----------   -----------   -----------  -----------
Total assets                   $   142,182   $ 9,010,163   $ 5,093,866  $   417,797
Total liabilities                       91        17,407        24,158          207
                               -----------   -----------   -----------  -----------
Net assets                     $   142,091   $ 8,992,756   $ 5,069,708  $   417,590
                               ===========   ===========   ===========  ===========
Net assets:
For variable life
  insurance policies               135,056     8,968,173     5,051,141      409,425
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                  7,035        24,583        18,567        8,165
                               -----------   -----------   -----------  -----------
Net assets                     $   142,091   $ 8,992,756   $ 5,069,708  $   417,590
                               ===========   ===========   ===========  ===========

                                                                                                                     Panorama
                               Oppenheimer   Oppenheimer    Oppenheimer                                Panorama      Life Span
                                  Global      Strategic      Growth &      Panorama      Panorama   International   Diversified
                                Securities      Bond          Income     Total Return     Growth        Equity        Income
                                 Division     Division       Division      Division      Division      Division      Division
                               -----------   -----------    -----------   -----------   -----------    ---------    -----------
Total assets                   $ 5,356,495   $   355,712    $   773,396   $     1,000   $       986    $     958    $     6,534
Total liabilities                   10,408         1,323            350             2             2            2              6
                               -----------   -----------    -----------   -----------   -----------    ---------    -----------
Net assets                     $ 5,346,087   $   354,389    $   773,046           998   $       984    $     956    $     6,528
                               ===========   ===========    ===========   ===========   ===========    =========    ===========
Net assets:
For variable life insurance
  policies                       5,324,187       340,514        761,112             -             -            -              -
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                 21,900        13,875         11,934           998           984          956          6,528
                               -----------   -----------    -----------   -----------   -----------    ---------    -----------
Net assets                     $ 5,346,087   $   354,389    $   773,046   $       998   $       984    $     956    $     6,528
                               ===========   ===========    ===========   ===========   ===========    =========    ===========

                                                   Panorama
                                Panorama          Life Span           Dreyfus
                                Life Span          Capital             Stock
                                Balanced         Appreciation          Index
                                Division           Division           Division
                              -----------        -----------        -----------
Total assets                  $     6,684        $     6,783        $34,164,819
Total liabilities                       6                  6             35,667
                              -----------        -----------        -----------
Net assets                    $     6,678        $     6,777        $34,129,152
                              ===========        ===========        ===========
Net assets:
For variable life insurance
  policies                              -                  -         34,121,562
Retained in Variable Life
  Separate Account I by
  Massachusetts Mutual Life
  Insurance Company                 6,678              6,777              7,590
                              -----------        -----------        -----------
Net assets                    $     6,678        $     6,777        $34,129,152
                              ===========        ===========        ===========

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the statutory financial statements of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") for the year ended December 31, 1995, which statements reflect total revenue and net gain from operations constituting 26% and 22% of the related Company totals after restatement for the merger of the two companies. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Connecticut Mutual, is based solely on the report of the other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

As described more fully in Note 1, these financial statements were prepared in conformity with statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable at this time, are presumed to be material.


In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

In our opinion, based upon our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, on the statutory basis of accounting described in Note 1.

                                                 Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 6, 1998

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION


                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)
Assets:
Bonds............................................. $23,890.3          $24,299.3
Common stocks.....................................     354.7              336.6
Mortgage loans....................................   4,863.7            4,852.8
Real estate.......................................   1,697.7            1,840.9
Other investments.................................   1,963.8            1,425.6
Policy loans......................................   4,950.4            4,752.3
Cash and short-term investments...................   1,941.2            1,075.4
                                                   ---------          ---------

                                                    39,661.8           38,582.9

Investment and insurance amounts receivable.......   1,064.9            1,102.4
Other assets......................................     104.8               97.9
                                                   ---------          ---------

                                                    40,831.5           39,783.2

Separate account assets...........................  16,803.1           13,563.5
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

                                                           December 31,
                                                     1997                1996
                                                     ----                ----
                                                          (In Millions)

Liabilities:

Policyholders' reserves and funds................. $33,783.2          $33,341.5
Policyholders' dividends..........................     954.1              885.3
Policyholders' claims and other benefits..........     353.4              373.8
Federal income taxes..............................     436.5              440.7
Asset valuation reserve...........................     840.6              689.2
Investment reserves...............................     132.8              208.4
Amounts due on investments puchased and
 other liabilities................................   1,457.9            1,206.1
                                                   ---------          ---------

                                                    37,958.5           37,145.0

Separate account reserves and liabilities.........  16,802.8           13,563.1
                                                   ---------          ---------

                                                    54,761.3           50,708.1

Policyholders' contingency reserves...............   2,873.3            2,638.6
                                                   ---------          ---------

                                                   $57,634.6          $53,346.7
                                                   =========          =========


                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Revenue:

Premium income............................................  $6,764.8      $6,328.6      $5,727.7
Net investment and other income...........................   2,904.4       2,861.1       2,898.4
                                                            --------      --------      --------

                                                             9,669.2       9,189.7       8,626.1
                                                            --------      --------      --------

Benefits and expenses:

Policy benefits and payments..............................   6,597.3       6,048.2       5,152.2
Addition to policyholder's reserves and funds.............     720.8         854.7       1,205.4
Commissions and operating expenses........................     766.1         763.5         833.7
State taxes, licenses and fees............................      81.5          96.4          89.4
Merger restructuring costs................................         -          66.1          44.0
                                                            --------      --------      --------

                                                             8,165.7       7,828.9       7,324.7
                                                            --------      --------      --------

Net gain before federal income taxes and dividends........   1,503.5       1,360.8       1,301.4

Federal income taxes......................................     284.4         276.7         206.2
                                                            --------      --------      --------

Net gain from operations before dividends.................   1,219.1       1,084.1       1,095.2

Dividends to policyholders................................     919.5         859.9         819.0
                                                            --------      --------      --------

Net gain from operations..................................     299.6         224.2         276.2

Net realized capital gain (loss)..........................     (42.5)         40.3         (85.8)
                                                            --------      --------      --------

Net income................................................  $  257.1      $  264.5      $  190.4
                                                            ========      ========      ========


              See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Policyholder's contingency reserves, beginning of year....  $2,638.6      $2,600.9      $2,569.1
                                                            --------      --------      --------

Increases (decreases) due to:
 Net income...............................................     257.1         264.5         190.4
 Net unrealized capital gain (loss).......................     119.1          (1.7)         88.7
 Merger restructuring costs, net of fax...................         -             -         (45.4)
 Change in asset valuation and investment reserves........     (76.0)       (142.4)        (75.6)
 Change in prior year policyholders' reserves.............     (55.4)        (72.2)       (108.2)
 Change in non-admitted assets and other..................     (10.1)        (10.5)        (18.1)
                                                            --------      --------      --------

                                                               234.7          37.7          31.8
                                                            --------      --------      --------

Policyholders' contingency reserves, end of year..........  $2,873.3      $2,638.6      $2,600.9
                                                            ========      ========      ========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

                                                                  Years ended December 31,
                                                             1997          1996           1995
                                                             ----          ----           ----
                                                                       (In Millions)
Operating acitivites:
Net income...............................................  $   257.1     $   264.5     $   190.4
Addition to policyholders' reserves and funds,
 net of transfers to separate accounts...................      421.3         426.7         575.8
Net realized capital (gain) loss.........................       42.5         (40.3)         85.8
Other changes............................................      (58.1)       (232.8)        (25.2)
                                                           ---------     ---------     ---------

Net cash provided by operating activities................      662.8         418.1         826.8
                                                           ---------     ---------     ---------

Investing activities:
Purchases of investments and loans.......................  (12,292.7)    (10,171.5)    (10,364.2)
Sales or maturities of investments and receipts
 from repayment of loans.................................   12,545.7       8,539.3       9,671.1
                                                           ---------     ---------     ---------

Net cash provided by (used in) investing activities......      253.0      (1,632.2)       (693.1)
                                                           ---------     ---------     ---------

Financing activities:
Repayments of long-term debt.............................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Net cash used by financing activities....................      (50.0)        (53.3)        (46.4)
                                                           ---------     ---------     ---------

Increase (decrease) in cash and short-term investments...      865.8      (1,267.4)         87.3

Cash and short-term investments, beginning of year.......    1,075.4       2,342.8       2,255.5
                                                           ---------     ---------     ---------

Cash and short-term investments, end of year.............  $ 1,941.2     $ 1,075.4     $ 2,342.8
                                                           =========     =========     =========

                 See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company ("Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1995 in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. In 1995, merger-related expenses incurred by Massachusetts Mutual (the Company prior to the merger) of $44.0 million, were recorded in the Statutory Statement of Income and the expenses incurred by Connecticut Mutual of $45.4 million, net of tax, were recorded as a component of changes in policyholders' contingency reserves, as permitted by each company's regulatory authority. On the merger date, policyholders' reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million with all adjustments reflected as a change to policyholders' contingency reserves. The separate results of each company prior to the merger for the year ended December 31, 1995, were as follows: (a) revenue was $6,443.8 million for Massachusetts Mutual and $2,182.3 million for Connecticut Mutual; (b) net income was $160.7 million for Massachusetts Mutual and $29.6 million for Connecticut Mutual and (c) policyholders' contingency reserves increased by $143.7 million for Massachusetts Mutual and decreased by $112.0 million for Connecticut Mutual.

On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE. The Company's investment in MassMutual Holding Company Two, Inc. amounted to $187.8 million at December 31, 1995; its gain from operations included a $41.0 million dividend received from MIRUS in 1995. Additionally, this investment produced an unrealized gain of $13.9 million in 1995.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners ("NAIC") and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, for the pre-merger balances of Connecticut Mutual, the Department of Insurance of the State of Connecticut (collectively "statutory accounting practices"), which practices were at one time also considered to be in conformity with generally accepted accounting principles ("GAAP").

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP generally requests they be valued at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP, and (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium revenue, whereas under GAAP, these payments would be recorded as deposits to policyholders' account balances.

The NAIC is currently engaged in an extensive project ("Codification") to codify statutory accounting principles with a goal of providing a comprehensive guide of statutory accounting principles for use by insurers in all states. This comprehensive guide, which has not been approved by the NAIC or any state insurance department, includes seventy-two Statements of Statutory Accounting Principles ("SSAPs") and is expected to be effective no earlier than January 1, 1999. The effect of adopting these SSAPs shall be reported as an adjustment to surplus on the effective date. Management is currently reviewing the impact of Codification. However, since the SSAPs have not been finalized, the ultimate impact cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

The following is a description of the Company's principal accounting policies and practices.

A.  Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

Mortgage loans are valued at unpaid principal less unamortized discount. Real estate is valued at cost less accumulated depreciation, impairment allowances and mortgage encumbrances. Encumbrances totaled $14.2 million in 1997 and $27.3 million in 1996. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U.S. Treasury purchase commitments, options, interest rate swaps, interest rate caps and interest rate floors. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $95.4 million in 1997, $73.1 million in 1996, and net realized after tax capital losses of $130.7 million in 1995 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $31.0 million in 1997, $26.9 million in 1996, and $5.0 million in 1995.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B.  Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contract holders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

C.  Non-admitted Assets

Assets designated as "non-admitted" (principally certain fixed assets, receivables and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.0 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee funds are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $8,077.9 million and $9,073.8 million at December 31, 1997 and 1996, respectively (fair value of $8,250.0 million and $9,324.6 million at December 31, 1997 and 1996, respectively as determined by discounted cash flow projections). Accident and health policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

The Company made certain changes in the valuation of policyholders' reserves of $55.4 million in 1997 and $72.2 million in 1996. The effects of these changes were recorded as a decrease to policyholders' contingency reserves.

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Accident and health premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations when incurred.

F. Policyholders' Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders' dividends is equal to the estimated amount of dividends to be paid in the following calendar year.

G. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be cash and short-term investments.

2. POLICYHOLDERS' CONTINGENCY RESERVES

Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

The Company issued surplus notes of $100.0 million at 7 1/2 percent and $250.0 million at 7 5/8 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1997, 1996 and 1995.

The proceeds of the notes, less a $28.3 million reserve in 1997, and a $32.2 million reserve in 1996 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as approved by the Commissioner. These reserves, as permitted by the Division of Insurance, are included in investment reserves on the Statutory Statement of Financial Position.

3. EMPLOYEE BENEFIT PLANS

The Company's employee benefit plans include plans in place for the employees of Massachusetts Mutual and Connecticut Mutual prior to the merger. Employees previously covered by the Connecticut Mutual pension plans will continue coverage under these plans. All other employees, including employees hired after the merger date, will be covered by the Massachusetts Mutual benefit plans.

A. Pension

The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes employees previously employed by Connecticut Mutual; the other includes all other eligible employees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, "Employers' Accounting for Pensions." Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $157.4 million and $97.2 million at December 31, 1997 and 1996, respectively. On the merger date, the accounting for Connecticut Mutual pension plans was conformed to the Company's policy of recording pension plan assets and liabilities, resulting in a $10.4 million increase in policyholders' contingency reserves. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1997, 1996 and 1995. The assets of the plans are invested in the Company's general account and separate accounts.

The benefit status of the defined benefit plans as of December 31 is as follows:

                                               1997               1996
                                               ----               ----
                                                    (In Millions)
Accumulated benefit obligation               $  663.1           $  611.5
Vested benefit obligation                       653.8              606.5
Projected benefit obligation                    713.9              665.5
Plan assets at fair value                     1,154.2            1,201.7



The following assumptions were used in determining the actuarial present value of both the accumulated and projected benefit obligations.

                                             MassMutual      Connecticut Mutual
                                                Plan                Plan
                                                ----                ----

Discount rate - 1997                            7.25%               7.25%
Discount rate - 1996                            7.75                7.75
Increase in future compensation levels          4.00                5.00
Long-term rate of return on assets             10.00                9.00


In 1997, there was a significant reduction in plan participants in the Connecticut Mutual Plan which resulted in recognition of a pension plan curtailment gain of $10.7 million.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a pension plan curtailment gain of $15.3 million in 1996.

The Company also has defined contribution plans for employees and agents. The expense credited to operations for all pension plans is $38.9 million in 1997, $32.7 million in 1996 and $10.9 million in 1995.

B. Life and Health

Certain life and health insurance benefits are provided to retired employees and agents through group insurance contracts. Substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. The Company adopted the National Association of Insurance Commissioners' accounting standard for post-retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees.

The following assumptions were used in determining the accumulated postretirement benefit liability.

                                              MassMutual      Connecticut Mutual
                                                 Plan               Plan
                                                 ----               ----

Discount - 1997                                  7.25%              7.25%
Discount - 1996                                  7.75               7.75
Assumed increases in medical cost
 rates in the first year                         6.25 - 6.75        9.50
 declining to                                    4.75               5.00
 within                                          5 years            5 years



The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1997 and 1996, the net unfunded accumulated benefit obligation was $124.2 million and $124.1 million, respectively, for employees and agents eligible to retire or currently retired and $34.7 million and $33.8 million, respectively, for participants not eligible to retire. A Retired Lives Reserve Trust was funded to pay life insurance premiums for certain retired employees. Trust assets available for benefits were $21.7 million and $23.0 million at December 31, 1997 and 1996, respectively.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a life and health plan curtailment loss of $13.9 million in 1996.

The expense for 1997, 1996 and 1995 was $16.5 million, $17.6 million, and $22.9 million, respectively. A one percent increase in the annual assumed increase in medical cost rates would increase the 1997 accumulated postretirement benefit liability and benefit expense by $10.9 million and $1.4 million, respectively.

4. RELATED PARTY TRANSACTIONS

Pursuant to two 1994 reinsurance agreements with Mirus Life Insurance Company (Mirus) whereby the Company assumed all of the single premium immediate annuity business written by Mirus and ceded all of its group life, accident and health business to Mirus. A gain from operations of this business was reflected in 1995 as a $41.0 million dividend received from Mirus, which was recorded as net investment income on the Statutory Statement of Income. As previously discussed, on March 31, 1996, the Company sold MassMutual Holding Company Two, Inc. a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company to WellPoint Health Networks, Inc.

The Company has a modified coinsurance quota-share reinsurance agreement with a wholly-owned subsidiary, C.M. Life Insurance Company, whereby the Company assumes 75% of the premiums on certain universal life policies issued by C.M. Life. The Company pays a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits are retained by C.M. Life.

5. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its current tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of equity tax (essentially a reduction in the deduction for policyholder dividends) and miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs, resulted in effective tax rates which differ from the statutory tax rate.

The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1991 for Connecticut Mutual, and is currently examining Massachusetts Mutual for the years 1993 and 1994, and Connecticut Mutual for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1997 or 1996. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

The Company plans to file its 1997 federal income tax return on a consolidated basis with its life and non-life affiliates with the exception of C.M. Life Insurance Company. The Company and its eligible life and non-life affiliates are subject to a written tax allocation agreement, which allocates the group's consolidated tax liability for payment purposes. Generally, the agreement provides that members with losses shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $353.4 million in 1997, $330.7 million in 1996 and $147.3 million in 1995.

6.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A.  Bonds

The carrying value and estimated fair value of bonds are as follows:


                                                December 31, 1997
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities          $ 6,241.0    $  470.5     $10.3     $ 6,701.2
  and obligations of U.S.
  government corporations
  and agencies
Debt securities issued by
  foreign governments                  83.5         4.4       3.0          84.9
Mortgage-backed securities          3,390.8       187.9       9.0       3,569.7
State and local governments           361.9        23.9        .6         385.2
Corporate debt securities          12,148.9       765.2      46.9      12,867.2
Utilities                             871.8       100.1       2.2         969.7
Affiliates                            792.4         2.8       1.0         794.2
                                  ---------    --------     -----     ---------
  TOTAL                           $23,890.3    $1,554.8     $73.0     $25,372.1
                                  =========    ========     =====     =========


                                                December 31, 1996
                                                -----------------
                                                 Gross      Gross     Estimated
                                   Carrying   Unrealized  Unrealized    Fair
                                     Value       Gains      Losses      Value
                                     -----       -----      ------      -----
                                                  (In Millions)

U.S. Treasury securities
  and obligations of U.S.
  government corporations
  and agencies                    $ 8,042.6    $  344.0    $ 56.3     $ 8,330.3
Debt securities issued by              95.2        10.2        .5         104.9
  foreign governments
Mortgage-backed securities          3,014.0       119.0      43.3       3,089.6
State and local governments           173.2        13.1       2.1         184.2
Corporate debt securities          11,675.2       528.0     133.3      12,069.9
Utilities                             975.0        87.0      18.5       1,043.5
Affiliates                            324.1         4.3       3.5         324.9
                                  ---------    --------    ------     ---------
  TOTAL                           $24,299.3    $1,105.6    $257.5     $25,147.3
                                  =========    ========    ======     =========

The carrying value and estimated fair value of bonds at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                 Estimated
                                                Carrying           Fair
                                                 Value             Value
                                                 -----             -----
                                                      (In Millions)
Due in one year or less                        $   519.7         $   523.0
Due after one year through five years            3,972.1           4,104.6
Due after five years through ten years           7,423.3           7,838.1
Due after ten years                              5,254.9           5,888.1
                                               ---------         ---------
                                                17,170.0          18,353.8
Mortgage-backed securities, including
 securities guaranteed by the U.S.
 Government                                      6,720.3           7,018.3
                                               ---------         ---------

 TOTAL                                         $23,890.3         $25,372.1
                                               =========         =========


Proceeds from sales of investments in bonds were $11,427.8 million during 1997, $6,390.7 million during 1996 and $8,068.8 million during 1995. Gross capital gains of $200.7 million in 1997, $188.8 million in 1996 and $255.5 million in 1995 and gross capital losses of $68.8 million in 1997, $255.5 million in 1996 and $67.1 million in 1995 were realized on those sales, portions of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B.  Stocks

Preferred stocks in good standing had fair values of $145.5 million in 1997 and $150.8 million in 1996, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. Common stocks, except for unconsolidated subsidiaries, had a cost of $250.3 million in 1997 and $249.2 million in 1996.

C.  Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value.

The Company had restructured loans with book values of $202.3 million, and $383.5 million at December 31, 1997 and 1996, respectively. These loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $5.1 million in 1997, $2.2 million in 1996 and $2.5 million in 1995.

D.  Other

The carrying value of investments which were non-income producing for the preceding twelve months was $5.7 million and $23.1 million at December 31, 1997 and 1996, respectively. The Company made voluntary contributions to the Asset Valuation Reserve of $6.8 million 1996. No additional voluntary contribution to the Asset Valuation Reserve was made in 1997.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7.  PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, described below, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on financial futures contracts are recorded when the contract is closed and amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. As of December 31, 1997 and 1996, the Company did not have any open financial futures contracts.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1997 and 1996, the Company had swaps with notional amounts of $3,220.2 million and $2,090.3 million, respectively. The fair values of these instruments were $20.9 million at December 31, 1997 and $14.8 million at December 31, 1996.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the option contract. At December 31, 1997 and 1996, the Company had option contracts with notional amounts of $5,388.2 million and $1,928.4 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $59.0 million and $18.1 million, which had fair values of $99.6 million and $19.2 million at December 31, 1997 and 1996, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a given rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a given rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into interest income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to interest income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are amortized through the Interest Maintenance Reserve over the remaining life of the associated cap or floor agreement. At December 31, 1997 and 1996, the company had agreements with notional amounts of $3,348.6 million and $3,859.6 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $18.2 million and $22.0 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were $23.4 million and $15.2 million at December 31, 1997 and 1996, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. The net cash flows from asset and currency swaps are recognized as adjustments to the underlying assets' interest income. Gains and losses realized on the termination of these contracts adjusts the bases of the underlying asset. Notional amounts relating to asset and currency swaps totaled $225.6 million and $364.7 million at December 31, 1997 and 1996, respectively. The fair values of these instruments were an unrecognized loss of $1.7 million at December 31, 1997 and an unrecognized gain of $7.8 million at December 31, 1996.

Equity swap agreements are utilized to hedge exposure to market risk on public and private equity positions held in the Company's investment portfolio. Under equity swaps, the Company agrees to an exchange, at points in time specified in each contract, between streams of variable or fixed rate interest payments and the change in an underlying index, equity or basket of equities. The change in the underlying item is calculated by reference to the level of such item specified in the agreement. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Changes in the value of these contracts are recorded as realized gains and losses in the Statutory Statement of Income when contracts are closed. At December 31, 1997 and 1996, the Company had equity swap contracts with notional amounts of $160.0 million and $149.2 million, respectively. The fair values of these instruments were an unrealized loss of $5.1 million at December 31, 1997 and an unrealized gain of $11.9 million at December 31, 1996.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1997 and 1996, the Company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $1,100.7 million and $1,639.4 million with fair values of $1,117.6 million and $1,627.4 million, respectively including net unrealized gains of $16.9 million at December 31, 1997 and net unrealized losses of $12.0 million at December 31, 1996.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $146.7 million and $53.9 million at December 31, 1997 and 1996, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8. REINSURANCE

The Company cedes all of its group life and health business to UniCARE and has other reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Premiums ceded were $294.6 million in 1997, $793.5 million in 1996 and $904.1 million in 1995.

9. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1997 are illustrated below:


                                                           (In Millions)
Total policyholders' reserves and funds and
  separate account liabilities                     $50,804.2
Not subject to discretionary withdrawal             (5,283.7)
Policy loans                                        (4,950.4)
                                                   ---------
 Subject to discretionary withdrawal                                  $40,570.1
                                                                      =========
Total invested assets, including separate          $56,464.7
Policy loans and other invested assets             (14,823.3)
                                                   ---------
 Marketable investments                                               $41,641.4
                                                                      =========

10. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1997 and 1996, the Company elected not to admit $21.4 million and $15.3 million, respectively, of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising in and out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. RECLASSIFICATIONS

Certain 1996 and 1995 amounts have been reclassified to conform with the current year presentation.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1997 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
------
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
-----------------------------------------------------------
C.M. Assurance Company
C.M. Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc. (Sold in March 1996)
MassMutual of Ireland, Limited
MML Bay State Life Insurance Company
MML Distributors, LLC

    Subsidiaries of MassMutual Holding Company
    ------------------------------------------
    GR Phelps, Inc.
    MassMutual Holding Trust I
    MassMutual Holding Trust II
    MassMutual Holding MSC, Inc.
    MassMutual International, Inc.
    MassMutual Reinsurance Bermuda (Sold in December 1996)
    MML Investor Services, Inc.
    State House One (Liquidated in December 1996)

    Subsidiaries of MassMutual Holding Trust I
    ------------------------------------------
    Antares Leveraged Capital Corporation -- 98.5%
    Charter Oak Capital Management, Inc. -- 80.0%
    Cornerstone Real Estate Advisors, Inc.
    DLB Acquisition Corporation -- 84.8%
    Oppenheimer Acquisition Corporation -- 88.55%

    Subsidiaries of MassMutual Holding Trust II
    -------------------------------------------
    CM Advantage, Inc. -- (Liquidated in December 1997)
    CM International, Inc.
    CM Property Management, Inc. -- (Liquidated in December 1997)
    High Yield Management, Inc.
    MMHC Investments, Inc.
    MML Realty Management
    Urban Properties, Inc.
    Westheimer 335 Suites, Inc.

    Subsidiaries of MassMutual International
    ----------------------------------------
    Compensa de Seguros de Vida S.A. -- 33.5%
    MassLife Seguros de Vida (Argentina) S. A.
    MassMutual International (Bermuda) Ltd.
    Mass Seguros de Vida (Chile) S. A. -- 33.5%
    MassMutual International (Luxemburg) S. A.

    MassMutual Holding MSC, Incorporated
    MassMutual/Carlson CBO N. V. -- 100%
    MassMutual Corporate Value Limited -- 46%
    9048 -- 5434 Quebec, Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
---------------------------------------------------------
MML Series Investment Fund
MassMutual Institutional Funds
Oppenheimer Value Stock Fund

Appendix A

Illustrations of Death Benefits (Option 1), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit Option 1 and Cash Surrender Value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a male, female and unisex nonsmoker age 35 and an Initial Case Premium Paid of $1,000,000. Separate tables are shown for the current simplified issue and guaranteed schedule of charges. These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

1. The illustration on page A-3 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

2. The illustration on page A-4 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

3. The illustration on page A-5 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

4. The illustration on page A-6 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

5. The illustration on page A-7 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

6. The illustration on page A-8 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each division of the Separate Account, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1, 3 and 5 reflect the following current charges:

1. Administrative Charge, equal to a monthly $5.25 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current simplified issue rates being charged by the Company.

3. Mortality and Expense Risk Charge, which is equal to .40% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Unweighted average Fund level expenses of .54% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

The Death Benefits and Cash Surrender Values shown in illustrations 2, 4 and 6 reflect these guaranteed maximum charges:

1. Administrative Charge, equal to $8.00 per month.

2. Cost of Insurance Charge, based on the 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .40% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Unweighted average Fund level expenses of .54% on an annual basis, of the net asset value of the Fund shares held by the Separate Account. (This unweighted average reflects current Fund level expenses.)

Cash Surrender Values shown in the tables reflect the deduction of the applicable sales loads and premium taxes for a Case with an Initial Case Premium Paid of $1,000,000. Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be -0.935%, 5.009% and 10.953%, respectively, and on a guaranteed basis would be -0.935%, 5.009% and 10.953%, respectively.

MassMutual has agreed to bear expenses of the MML Trust (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value of each MML Fund through April 30, 1999. During 1997 no expenses were required to be reimbursed pursuant to this undertaking.

Currently no charge is made against the Separate Account for federal income taxes but MassMutual reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

The tables are based on the assumptions that the Policyowner has requested a level Selected Face Amount, that no Policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and Initial Case Premium Paid of $1,000,000
Using Current Simplified Issue Schedule Of Charges

                                               Death Benefit (Option 1)              Cash Surrender Value
                           Premiums       --------------------------------      --------------------------------
                          Accumulated        Assuming Hypothetical Gross           Assuming Hypothetical Gross
      End of                At 5%            Annual Investment Return of           Annual Investment Return of
      Policy              Interest        --------------------------------      --------------------------------
      Year                Per Year            0%         6%         12%             0%         6%         12%
  ------------        ----------------    ---------- ---------- ----------      ---------- ---------- ----------
    1                    $    1,260        $100,000   $100,000   $100,000        $  1,003   $  1,066   $  1,130
    2                         2,583         100,000    100,000    100,000           2,000      2,190      2,388
    3                         3,972         100,000    100,000    100,000           2,984      3,366      3,780
    4                         5,431         100,000    100,000    100,000           3,956      4,599      5,323
    5                         6,963         100,000    100,000    100,000           4,916      5,890      7,031
    6                         8,571         100,000    100,000    100,000           5,862      7,242      8,922
    7                        10,260         100,000    100,000    100,000           6,791      8,653     11,013
    8                        12,033         100,000    100,000    100,000           7,701     10,125     13,323
    9                        13,895         100,000    100,000    100,000           8,591     11,660     15,877
    10                       15,850         100,000    100,000    100,000           9,463     13,263     18,704
    15                       27,192         100,000    100,000    105,054          13,485     22,362     38,063
    20                       41,668         100,000    100,000    164,906          16,826     33,566     69,875
    25                       60,142         100,000    100,000    247,696          19,268     47,432    121,420
    30 (Age 65)              83,720         100,000    115,431    365,350          20,357     64,486    204,106
    35                      113,812         100,000    134,049    530,118          19,345     84,841    335,518
    40                      152,219         100,000    155,619    775,688          14,841    108,825    542,439
    45                      201,237         100,000    178,116  1,126,998           2,288    135,967    860,303
    50                      263,797               0    202,847  1,638,278               0    164,916  1,331,933

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and Initial Case Premium Paid of $1,000,000

Using Guaranteed Schedule Of Charges, except for Fund level expenses, which are reflected on a current basis.

                                             Death Benefit (Option 1)                        Cash Surrender Value
                        Premiums     -----------------------------------------   --------------------------------------------
                      Accumulated           Assuming Hypothetical Gross                   Assuming Hypothetical Gross
     End of              At 5%              Annual Investment Return of                   Annual Investment Return of
     Policy             Interest     -----------------------------------------   --------------------------------------------
      Year              Per Year          0%            6%            12%             0%              6%            12%
----------------    --------------   ------------  ------------   ------------   -------------  ------------   --------------
   1                  $  1,260         $100,000      $100,000       $100,000       $     863      $    922       $      981
   2                     2,583          100,000       100,000        100,000           1,716         1,889            2,069
   3                     3,972          100,000       100,000        100,000           2,553         2,895            3,267
   4                     5,431          100,000       100,000        100,000           3,371         3,942            4,586
   5                     6,963          100,000       100,000        100,000           4,170         5,030            6,039
   6                     8,571          100,000       100,000        100,000           4,949         6,160            7,640
   7                    10,260          100,000       100,000        100,000           5,706         7,333            9,403
   8                    12,033          100,000       100,000        100,000           6,441         8,550           11,346
   9                    13,895          100,000       100,000        100,000           7,152         9,812           13,489
   10                   15,850          100,000       100,000        100,000           7,838        11,122           15,855
   15                   27,192          100,000       100,000        100,000          10,838        18,413           31,968
   20                   41,668          100,000       100,000        137,786          12,882        27,026           58,384
   25                   60,142          100,000       100,000        203,775          13,329        36,951           99,890
   30 (Age 65)          83,720          100,000       100,000        293,152          11,111        48,254          163,772
   35                  113,812          100,000       100,000        410,241           3,868        61,086          259,646
   40                  152,219                0       108,340        571,545               0        75,762          399,682
   45                  201,237                0       118,659        782,195               0        90,580          597,096
   50                  263,797                0       128,894      1,068,186               0       104,792          868,444

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and Initial Case Premium Paid of $1,000,000
Using Current Simplified Issue Schedule of Charges


                                                      Death Benefit (Option 1)
                       Premiums         -------------------------------------------------------
                     Accumulated                     Assuming Hypothetical Gross
   End of               At 5%                        Annual Investment Return of
   Policy              Interest         -------------------------------------------------------
    Year               Per Year               0%                   6%                  12%
-------------       --------------      -------------       ---------------     ---------------
  1                     $  1,260           $100,000             $100,000             $100,000
  2                        2,583            100,000              100,000              100,000
  3                        3,972            100,000              100,000              100,000
  4                        5,431            100,000              100,000              100,000
  5                        6,963            100,000              100,000              100,000
  6                        8,571            100,000              100,000              100,000
  7                       10,260            100,000              100,000              100,000
  8                       12,033            100,000              100,000              100,000
  9                       13,895            100,000              100,000              100,000
  10                      15,850            100,000              100,000              100,000
  15                      27,192            100,000              100,000              120,426
  20                      41,668            100,000              100,000              190,157
  25                      60,142            100,000              113,253              285,955
  30 (Age 65)             83,720            100,000              133,998              419,432
  35                     113,812            100,000              155,776              610,819
  40                     152,219            100,000              178,258              883,288
  45                     201,237            100,000              204,114            1,287,284
  50                     263,797            100,000              230,008            1,856,607

                                                       Cash Surrender Value
                       Premiums         -------------------------------------------------------
                     Accumulated                     Assuming Hypothetical Gross
   End of               At 5%                        Annual Investment Return of
   Policy              Interest         -------------------------------------------------------
    Year               Per Year               0%                   6%                  12%
-------------       --------------      -------------       ---------------     ---------------
  1                     $  1,260           $  1,024             $  1,088             $  1,152
  2                        2,583              2,039                2,232                2,433
  3                        3,972              3,041                3,429                3,849
  4                        5,431              4,029                4,681                5,415
  5                        6,963              5,002                5,991                7,148
  6                        8,571              5,960                7,361                9,065
  7                       10,260              6,902                8,792               11,186
  8                       12,033              7,827               10,287               13,532
  9                       13,895              8,736               11,850               16,128
  10                      15,850              9,628               13,484               19,004
  15                      27,192             13,814               22,826               38,722
  20                      41,668             17,545               34,555               71,220
  25                      60,142             20,691               49,240              124,328
  30 (Age 65)             83,720             23,095               67,336              210,770
  35                     113,812             24,526               89,526              351,045
  40                     152,219             24,376              116,508              577,313
  45                     201,237             20,088              147,908              932,815
  50                     263,797              5,116              182,546            1,473,498

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED
ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MASSMUTUAL OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and Initial Case Premium Paid of $1,000,000
Using Guaranteed Schedule of Charges, except Fund level charges which are reflected on a current basis.

                                 Death Benefit (Option 1)                Cash Surrender Value
              Premimums   -------------------------------------    ---------------------------------
             Accumulated       Assuming Hypothetical Gross            Assuming Hypothetical Gross
  End of        At 5%          Annual Investment Return of            Annual Investment Return of
  Policy      Interest    -------------------------------------    ---------------------------------
   Year       Per Year        0%          6%            12%            0%          6%         12%
-----------  -----------  ----------  ----------   ------------    ---------  ----------  ----------
1              $   1,260   $100,000    $100,000     $  100,000      $   886    $    945    $  1,005
2                  2,583    100,000     100,000        100,000        1,759       1,935       2,118
3                  3,972    100,000     100,000        100,000        2,615       2,964       3,342
4                  5,431    100,000     100,000        100,000        3,454       4,035       4,691
5                  6,963    100,000     100,000        100,000        4,272       5,148       6,177
6                  8,571    100,000     100,000        100,000        5,070       6,305       7,814
7                 10,260    100,000     100,000        100,000        5,846       7,505       9,616
8                 12,033    100,000     100,000        100,000        6,599       8,751      11,604
9                 13,895    100,000     100,000        100,000        7,331      10,047      13,798
10                15,850    100,000     100,000        100,000        8,041      11,394      16,222
15                27,192    100,000     100,000        102,095       11,246      18,992      32,828
20                41,668    100,000     100,000        159,716       13,729      28,231      59,819
25                60,142    100,000     100,000        236,083       15,253      39,508     102,645
30 (Age 65)       83,720    100,000     106,299        338,740       15,443      53,417     170,221
35               113,812    100,000     121,006        477,406       12,936      69,544     274,371
40               152,219    100,000     134,191        661,877        5,615      87,706     432,599
45               201,237          0     147,094        913,881            0     106,590     662,233
50               263,797          0     157,925      1,242,845            0     125,337     986,385

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGES 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE
SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGES 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MASSMUTUAL OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and Initial Case Premium Paid of $1,000,000
Using Current Simplified Issue Schedule Of Charges

                                        Death Benefit (Option 1)                      Cash Surrender Value
                   Premiums      --------------------------------------       ---------------------------------------
                 Accumulated          Assuming Hypothetical Gross                  Assuming Hypothetical Gross
    End of          At 5%             Annual Investment Return of                  Annual Investment Return of
    Policy        Interest       --------------------------------------       ---------------------------------------
     Year         Per Year           0%            6%           12%               0%             6%           12%
--------------  -------------    ----------    ----------    ----------       ----------     ----------    ----------
   1              $  1,260        $100,000      $100,000      $100,000         $  1,006       $  1,070     $    1,133
   2                 2,583         100,000       100,000       100,000            2,006          2,196          2,395
   3                 3,972         100,000       100,000       100,000            2,992          3,376          3,790
   4                 5,431         100,000       100,000       100,000            3,967          4,612          5,337
   5                 6,963         100,000       100,000       100,000            4,929          5,906          7,048
   6                 8,571         100,000       100,000       100,000            5,877          7,260          8,944
   7                10,260         100,000       100,000       100,000            6,808          8,674         11,039
   8                12,033         100,000       100,000       100,000            7,720         10,149         13,355
   9                13,895         100,000       100,000       100,000            8,613         11,688         15,915
   10               15,850         100,000       100,000       100,000            9,488         13,296         18,749
   15               27,192         100,000       100,000       108,002           13,534         22,431         38,163
   20               41,668         100,000       100,000       169,535           16,934         33,715         70,056
   25               60,142         100,000       100,000       254,461           19,483         47,717        121,752
   30 (Age 65)      83,720         100,000       118,105       372,703           20,774         64,893        204,782
   35              113,812         100,000       137,529       542,481           20,144         85,422        336,945
   40              152,219         100,000       158,984       790,688           16,344        109,644        545,302
   45              201,237         100,000       182,248     1,150,905            5,191        137,029        865,342
   50              263,797               0       206,071     1,661,499                0        166,186      1,339,918

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS
Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and Initial Case Premium Paid of $1,000,000

Using Guaranteed Schedule Of Charges, except Fund level charges, which are reflected on a current basis.


                                             Death Benefit (Option 1)                             Cash Surrender Value
                    Premiums      -----------------------------------------------   ---------------------------------------------
                   Accumulated              Assuming Hypothetical Gross                     Assuming Hypothetical Gross
    End of            At 5%                 Annual Investment Return of                     Annual Investment Return of
    Policy          Interest      -----------------------------------------------   ---------------------------------------------
     Year           Per Year           0%             6%                12%              0%               6%              12%
--------------   --------------   -----------   ---------------   ---------------   ------------    --------------    -----------
   1              $   1,260        $100,000        $100,000          $100,000         $    868        $    927          $   987
   2                  2,583         100,000         100,000           100,000            1,725           1,899            2,079
   3                  3,972         100,000         100,000           100,000            2,566           2,910            3,283
   4                  5,431         100,000         100,000           100,000            3,388           3,962            4,608
   5                  6,963         100,000         100,000           100,000            4,191           5,055            6,068
   6                  8,571         100,000         100,000           100,000            4,974           6,190            7,676
   7                 10,260         100,000         100,000           100,000            5,734           7,368            9,446
   8                 12,033         100,000         100,000           100,000            6,474           8,592           11,400
   9                 13,895         100,000         100,000           100,000            7,189           9,861           13,553
   10                15,850         100,000         100,000           100,000            7,881          11,179           15,932
   15                27,192         100,000         100,000           100,000           10,921          18,531           32,145
   20                41,668         100,000         100,000           142,030           13,055          27,273           58,690
   25                60,142         100,000         100,000           209,908           13,723          37,477          100,434
   30 (Age 65)       83,720         100,000         100,000           300,230           12,014          49,349          164,961
   35               113,812         100,000         101,760           422,198            5,831          63,205          262,235
   40               152,219               0         113,991           587,573                0          78,615          405,223
   45               201,237               0         125,233           808,364                0          94,160          607,793
   50               263,797               0         135,388         1,100,787                0         109,184          887,731

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

Appendix B

POLICY PERFORMANCE

This table illustrates the Account Value and Death Benefit of a hypothetical Policy assuming the following:

 . The Policy was owned for the period illustrated;
 . 100% allocation to the respective Fund for the period illustrated; . Current expenses and mortality charges;
 . The Insured is a male, standard issue, age 50, nonsmoker;
 . An annual premium of $30,000 for 15 years;
 . A Selected Face Amount of $825,000;
 . Initial Case Premium Paid of $250,000; and
 . Full underwriting and Death Benefit Option 1.

 . HISTORICAL-RESULTS* AS OF DECEMBER 31, 1997


====================================================================================================================================

                                                          MML Equity      MML Blend     MML Managed Bond     MML Money Market
                                                           (9/15/71)       (2/3/84)         (12/16/81)          (12/16/81)
------------------------------------------------------------------------------------------------------------------------------------
FOR A POLICY IN FORCE FOR ONE YEAR
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                                           $30,000        $30,000              $30,000              $30,000
Account Value                                                $31,653        $29,711              $26,930              $25,756
Death Benefit                                               $825,000       $825,000             $825,000             $825,000
------------------------------------------------------------------------------------------------------------------------------------
FOR A POLICY IN FORCE FOR FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                                          $150,000       $150,000             $150,000             $150,000
Account Value                                               $236,602       $202,056             $161,251             $146,902
Death Benefit                                               $825,000       $825,000             $825,000             $825,000
------------------------------------------------------------------------------------------------------------------------------------
FOR A POLICY IN FORCE FOR TEN YEARS
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                                          $300,000       $300,000             $300,000             $300,000
Account Value                                               $670,627       $553,162             $408,859             $331,227
Death Benefit                                             $1,368,078     $1,128,451             $834,072             $825,000
------------------------------------------------------------------------------------------------------------------------------------
FOR A POLICY IN FORCE SINCE INCEPTION OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                                          $450,000       $420,000             $450,000             $450,000
Account Value                                             $4,858,480       $996,434             $889,332             $628,611
Death Benefit                                             $7,044,795     $1,823,475           $1,511,864           $1,068,639
====================================================================================================================================


====================================================================================================================================
                                                           Oppenheimer         Oppenheimer          Oppenheimer       Dreyfus Stock
                                                       Global Securities  Capital Appreciation**    High Income        Index Fund
                                                           (11/12/90)           (8/15/86)            (4/30/86)          (9/29/89)
------------------------------------------------------------------------------------------------------------------------------------
FOR A POLICY IN FORCE FOR ONE YEAR
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                                               $30,000               $30,000          $30,000             $30,000
Account Value                                                    $30,200               $27,378          $27,517             $32,775
Death Benefit                                                   $825,000              $825,000         $825,000            $825,000
------------------------------------------------------------------------------------------------------------------------------------
FOR A POLICY IN FORCE FOR FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                                              $150,000              $150,000         $150,000            $150,000
Account Value                                                   $200,719              $202,821         $187,871            $252,266
Death Benefit                                                   $825,000              $825,000         $825,000            $825,000
------------------------------------------------------------------------------------------------------------------------------------
FOR A POLICY IN FORCE FOR TEN YEARS
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                                                  --                $300,000         $300,000                --
Account Value                                                       --                $644,008         $575,161                --
Death Benefit                                                       --              $1,313,776       $1,173,329                --
------------------------------------------------------------------------------------------------------------------------------------
FOR A POLICY IN FORCE SINCE INCEPTION OF THE FUND
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Premium                                              $240,000              $360,000         $360,000            $360,000
Account Value                                                   $348,515              $807,716         $741,772            $538,500
Death Benefit                                                   $825,000            $1,558,893       $1,431,620          $1,130,849
====================================================================================================================================

* Historical investment results and current changes are used to determine value; if guaranteed charges were used the results would be lower. The account value reflects premiums paid, plus investment earnings, less all charges.

** Effective May 1, 1998, the Fund is called Oppenheimer Aggressive Growth Fund.

(The Cash Surrender Value is not illustrated because there is no surrender charge and we assume no Policy Debt.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article V of the By-laws of MassMutual provide for indemnification of directors and officers as follows:

     Article V. Subject to limitations of law, the Company shall indemnify:

          (a)   each director, officer or employee;

          (b) any individual who serves at the request of the Company as a Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account, or;

          (c) any individual who serves in any capacity with respect to employee benefit plans;

          from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2), and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                    REPRESENTATION UNDER SECTION 26(e)(2)(A)
                      OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 10

This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

Cross-reference to items required by Form N-8B-2.

The Prospectus consisting of 69 pages.

The Undertaking to File Reports.

The undertaking pursuant to Rule 484 under the Securities Act of 1933.

Representation under Section 26(e)(2)(A) of the Investment Company Act of 1940.

The Signatures.

      Written Consents of the Following Persons:

      1.      Coopers & Lybrand L.L.P., independent accountants;

      2.      Counsel opining as to the legality of securities being registered.

      3. Opinion opining as to actuarial matters contained in the Post-Effective Amendment by John M. Valencia, Assistant Vice President.

The following Exhibits:

      1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

      A. (1) Copy of the Resolution of Board of Directors of MassMutual authorizing the establishment of the Registrant.*

           (2)   Not applicable.

           (3)   Form of Distribution Contracts:

                 (a)(1) Copy of the Form of Distribution Servicing Agreement between MML Distributors, LLC, and Mass-Mutual.**

                 (a)(2) Copy of the Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual.**

                 (b)    Not applicable.

                 (c)    Not applicable.

           (4)   Not applicable.

           (5) Copy of the Form of Flexible Premium Variable Whole Life Insurance Policy.***

           (6)   (a)  Copy of the Certificate of Incorporation of MassMutual.*

                 (b)  Copy of the By-Laws of MassMutual.*

           (7)  Not applicable.

           (8)  Not applicable.

           (9)  Not applicable.

           (9)  Not applicable.

           (10) Copy of the Application for a Flexible Premium Variable Whole Life Insurance Policy.***

           (11) Copy of the Memorandum describing MassMutual's issuance, transfer, and redemption procedures for the Policy.***

      2. Opinion and Consent of Counsel as to the legality of the securities being registered.***

      3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

      4.   Not applicable.

      5. Opinion and consent of John M. Valencia opining as to actuarial matters pertaining to the securities being registered.***

      6.   Consent of Coopers & Lybrand L.L.P.***

      7.   Copy of the Powers of Attorney for MassMutual.*

      8. Copy of the Form of Participation Agreement between MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds.*

*Incorporated by reference to Registration Statement File Number 333--22557, filed February 28, 1997.

**Incorporated by reference to Post-Effective Amendment Number 8 to Registration Statement 33-32361 filed with the Commission on April 30, 1996.

***Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 10 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 10 to Registration Statement No. 33-32361 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 10th day of April, 1998.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
   (Depositor)

       By: /s/ Thomas B. Wheeler*
          --------------------------------------
       Thomas B. Wheeler, Chief Executive Officer
       Massachusetts Mutual Life Insurance Company


/s/ Richard M. Howe       On April 10, 1998, as Attorney-in-Fact pursuant to
-----------------------   powers of attorney.
*Richard M. Howe


As required by the Securities Act of 1933, this Post-Effective Amendment No. 10 to Registration Statement No. 33-32361 has been signed by the following persons in the capacities and on the duties indicated.



    Signature                           Title                              Date
    ---------                           -----                              ----
/s/ Thomas B. Wheeler*         Chief Executive Officer and             April 10, 1998
---------------------          Chairman of the Board
Thomas B. Wheeler

/s/ John J. Pajak*             President, Chief Operating Officer      April 10, 1998
-------------------            and Director
John J. Pajak

/s/ Joseph M. Zubretsky*       Executive Vice President,               April 10, 1998
-------------------------      Chief Financial Officer &
Joseph M. Zubretsky            Chief Accounting Officer

/s/ Roger G. Ackerman          Director                                      --
---------------------
Roger G. Ackerman

/s/ James R. Birle*            Director                                April 10, 1998
---------------------
James R. Birle

/s/ Gene Chao*                 Director                                April 10, 1998
-------------------
Gene Chao, Ph.D.

/s/ Patricia Diaz Dennis*      Director                                April 10, 1998
--------------------------
Patricia Diaz Dennis



/s/ Anthony Downs*             Director                                 April 10, 1998
-------------------
Anthony Downs

/s/ James L. Dunlap*           Director                                 April 10, 1998
----------------------
James L. Dunlap

/s/ William B. Ellis*          Director                                 April 10, 1998
-----------------------
William B. Ellis, Ph.D.

/s/ Robert M. Furek*           Director                                 April 10, 1998
---------------------
Robert M. Furek

/s/ Charles K. Gifford*        Director                                 April 10, 1998
-------------------------
Charles K. Gifford

/s/ William N. Griggs*         Director                                 April 10, 1998
------------------------
William N. Griggs

/s/ George B. Harvey*          Director                                 April 10, 1998
----------------------
George B. Harvey

/s/ Barbara B. Hauptfuhrer*    Director                                 April 10, 1998
----------------------------
Barbara B. Hauptfuhrer

/s/ Sheldon B. Lubar*          Director                                 April 10, 1998
-----------------------
Sheldon B. Lubar

/s/ William B. Marx, Jr.*      Director                                 April 10, 1998
--------------------------
William B. Marx, Jr.

/s/ John F. Maypole*           Director                                 April 10, 1998
-------------------
John F. Maypole

/s/ Alfred M. Zeien*           Director                                 April 10, 1998
--------------------
Alfred M. Zeien

/s/ Richard M. Howe            On April 10, 1998, as Attorney-in-Fact
--------------------           pursuant to powers of attorney.
*Richard M. Howe

                REPRESENTATION BY REGISTRANT's COUNSEL
                --------------------------------------

As counsel to the Registrant, I, Lynn S. Mercier, have reviewed this Post-Effective Amendment No. 10 to Registration Statement No. 33-32361 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                                    /s/ Lynn S. Mercier
                                    -----------------------------
                                    Lynn S. Mercier
                                    Attorney
                                    Massachusetts Mutual Life Insurance Company

                                 EXHIBIT LIST


99.2           Opinion and Consent of Lynn S. Mercier

99.C.1         Consent of Coopers & Lybrand L.L.P.

99.C.6         Opinion and Consent of John M. Valencia

1(A)(11) Memorandum Describing MassMutual's Issuance, Transfer and Redemption Procedures for the Policy

1(A)(5)        Form of Flexible Premium Variable Whole Life Insurance Policy

1(A)(10)       Application for a Flexible Premium Variable Whole Life Insurance
               Policy